                                                     Free Writing Prospectus
                                                     Filed Pursuant to Rule 433
                                                     Registration No. 333-130545

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[233,231,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                        MORTGAGE LOAN ASSET-BACKED NOTES,
                                 SERIES 2006-SL2

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                       COUNTRYWIDE HOME LOANS SERVICING LP
                                    SERVICERS

                        LASALLE BANK NATIONAL ASSOCIATION
                               [INDENTURE TRUSTEE]
                  MASTER SERVICER AND SECURITIES ADMINISTRATOR

                                 JULY [27], 2006

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

                                   TERM SHEET
                                JULY [27], (2006)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                        MORTGAGE LOAN ASSET-BACKED NOTES,
                                 SERIES 2006-SL2

                        $[233,231,000] (APPROXIMATE) (1)
                               SUBJECT TO REVISION

                                                                                                EXPECTED  STATED
                                                   WAL (YRS)  PAYMENT WINDOW                      FINAL    FINAL  EXPECTED RATINGS
                    APPROX                         (CALL(6)/    (CALL(6)/    PAYMENT  INTEREST  MATURITY MATURITY     (MOODY'S/
      CLASS        SIZE ($)         COUPON         MATURITY)    MATURITY)     DELAY    ACCRUAL     (6)      (7)      S&P/FITCH)
      -----      ----------- -------------------- ----------- -------------- ------- ---------- -------- -------- ----------------
CLASS A          174,177,000 LIBOR + [ ] (2), (3) 1.23 / 1.27  1-76 /  1-169     0   Actual/360 Nov-2012 Sep-2036 [Aaa/AAA/AAA]
CLASS M-1         12,610,000 LIBOR + [ ] (2), (4) 6.24 / 7.88 69-76 / 69-157     0   Actual/360 Nov-2012 Sep-2036 [Aa1/AA+/AA+]
CLASS M-2         12,360,000 LIBOR + [ ] (2), (4) 5.36 / 5.84 55-76 / 55-152     0   Actual/360 Nov-2012 Sep-2036 [Aa2/AA/AA]
CLASS M-3          4,994,000 LIBOR + [ ] (2), (4) 4.93 / 5.40 51-76 / 51-146     0   Actual/360 Nov-2012 Sep-2036 [Aa3/AA-/AA-]
CLASS M-4          5,993,000 LIBOR + [ ] (2), (4) 4.77 / 5.24 48-76 / 48-143     0   Actual/360 Nov-2012 Sep-2036 [A1/A+/A+]
CLASS M-5          5,244,000 LIBOR + [ ] (2), (4) 4.65 / 5.11 46-76 / 46-140     0   Actual/360 Nov-2012 Sep-2036 [A2/A/A]
CLASS M-6          4,869,000 LIBOR + [ ] (2), (4) 4.57 / 5.02 44-76 / 44-136     0   Actual/360 Nov-2012 Sep-2036 [A3/A-/A-]
CLASS M-7          4,994,000 LIBOR + [ ] (2), (4) 4.51 / 4.95 43-76 / 43-132     0   Actual/360 Nov-2012 Sep-2036 [Baa1/BBB+/BBB+]
CLASS M-8          4,370,000 LIBOR + [ ] (2), (4) 4.46 / 4.88 41-76 / 41-128     0   Actual/360 Nov-2012 Sep-2036 [Baa2/BBB/BBB]
CLASS M-9          3,620,000 LIBOR + [ ] (2), (4) 4.43 / 4.83 41-76 / 41-123     0   Actual/360 Nov-2012 Sep-2036 [Baa3/BBB-/BBB-]
CLASS B-1 (8)      3,620,000 LIBOR + [ ] (2), (4) 4.39 / 4.78 40-76 / 40-119     0   Actual/360 Nov-2012 Sep-2036 [Ba1/BB+/BB+]
CLASS B-2 (8)      3,620,000 LIBOR + [ ] (2), (4) 4.37 / 4.73 39-76 / 39-114     0   Actual/360 Nov-2012 Sep-2036 [Ba2/BB/BB]
CLASS G (8), (9)           0 WAC (5)                  N/A           N/A         24     30/360   Nov-2012 Sep-2036 [Aaa/AAA/AAA]

1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 10%.

2)   Subject to the Available Funds Cap and the Maximum Rate Cap.

3) If the 10% optional termination is not exercised on the first Payment Date on which it is exercisable, on the following Payment Date, the margin on the Class A Notes will increase to 2x its margin.

4) If the 10% optional termination is not exercised on the first Payment Date on which it is exercisable, on the following Payment Date, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Notes will increase to 1.5x its respective margin.

5) The Class G Certificates will bear interest at a variable rate equal to the weighted average Net Mortgage Rate of the Mortgage Loans.

6) The Notes will be priced at prepayment speed of 30% CPR. Assumes 10% optional termination occurs.

7)   Latest maturity date for any mortgage loan plus one year.

8) The Class B-1 and Class B-2 Notes and the Class G Certificates will not be publicly offered, and will not be offered pursuant to the prospectus supplement. The information presented herein for the Class B-1 and Class B-2 Notes and the Class G Certificates is provided to assist your understanding of the other Offered Notes.

9) The holder of the Class G Certificates will fund all Additional Balance Advance Amounts up to a maximum balance of 0.50% of the aggregate stated principal balance of the Mortgage Loans.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659      scott_soltas@ml.com
Charles Sorrentino            212-449-3659      charles_sorrentino@ml.com
Brian Kane                    212-449-3660      brian_f_kane@ml.com
Matthew Sawatzky              212-449-3660      matthew_sawatzky@ml.com
Edgar Seah                    +81 3 6225 7803   edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752      matthew_whalen@ml.com
Paul Park                     212-449-6380      paul_park@ml.com
Tom Saywell                   212-449-2122      tom_saywell@ml.com
Tim Loughlin                  212-449-1646      timothy_loughlin@ml.com
Fred Hubert                   212-449-5071      fred_hubert@ml.com
Alice Chu                     212-449-1701      alice_chu@ml.com
Sonia Lee                     212-449-5067      sonia_lee@ml.com
Keith Singletary              212-449-9431      keith_singletary@ml.com
Calvin Look                   212-449-5029      calvin_look@ml.com
Yimin Ge                      212-449-9401      yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901      hoiyee_leung@ml.com
Mark Dereska                  212-449-1008      mark_dereska@ml.com

MOODY'S
Gulmira Karaguishiyeva        201-395-6354      gulmira.karaguishiyeva@moodys.com

STANDARD & POOR'S
Daniel Hall                   212-438-3136      daniel_hall@standardandpoors.com

FITCH
Sarah Wanchock                212-908-0723      sarah.wanchock@fitchratings.com

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

TITLE OF NOTES                   Merrill Lynch Mortgage Investors, Inc.,
                                 Mortgage Loan Asset-Backed Notes Series
                                 2006-SL2, consisting of:

                                 Class A Notes,
                                 Class M-1, Class M-2, Class M-3, Class M-4,
                                 Class M-5, Class M-6, Class M-7, Class M-8 and
                                 Class M-9 Notes (collectively, the "Class M
                                 Notes"), and
                                 Class B-1 and Class B-2 Notes (collectively, the "Class B Notes")

                                 The Class A Notes and the Class M Notes are collectively known as the "Offered Notes". The
                                 Class M and Class B Notes are collectively known as the "Subordinate Notes".

UNDERWRITER                      Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated

DEPOSITOR                        Merrill Lynch Mortgage Investors, Inc.

SPONSOR AND SELLER               Merrill Lynch Mortgage Lending, Inc.

OWNER TRUST                      Merrill Lynch Mortgage Investors Trust, Series
                                 2006-SL2

ORIGINATORS                      Fieldstone (29.67%), CitiMortgage (12.31%),
                                 Decision One (11.54%), Quicken (10.83%) and
                                 other originators (35.66%). No other originator
                                 accounts for more than 10.00% of the aggregate
                                 principal balance as of the Cut-Off Date.

SERVICERS                        Wilshire Credit Corporation and Countrywide
                                 Home Loans Servicing LP

MASTER SERVICER AND              LaSalle Bank National Association
SECURITIES ADMINISTRATOR

INDENTURE TRUSTEE                [LaSalle Bank National Association]

OWNER TRUSTEE                    Wilmington Trust Company

SWAP COUNTERPARTY                [To be determined]. The Swap Counterparty
                                 currently has long term ratings of [To be
                                 determined] from Standard & Poor's, [To be
                                 determined] from Fitch Ratings and [To be
                                 determined] from Moody's Investors Service.

CUT-OFF DATE                     July 1, 2006

PRICING DATE                     On or about July [ ], 2006

CLOSING DATE                     On or about August [8], 2006

PAYMENT DATES                    Payment of principal and interest on the Notes
                                 will be made on the 25th day of each month or,
                                 if such day is not a business day, on the first
                                 business day thereafter, commencing in August
                                 2006.

ERISA CONSIDERATIONS             It is expected that the Offered Notes, other
                                 then the Class M-9 Notes, will be ERISA
                                 eligible as of the Closing Date. Investors
                                 should consult with their counsel with respect
                                 to the consequences under ERISA and the
                                 Internal Revenue Code of an ERISA Plan's
                                 acquisition and ownership of such Offered
                                 Notes.

LEGAL INVESTMENT                 The Offered Notes will not constitute
                                 "mortgage-related securities" for the purposes
                                 of SMMEA.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

TAX STATUS                       For federal income tax purposes, the Trust Fund
                                 will include one or more segregated asset
                                 pools, with respect to which elections will be
                                 made to treat each as a "real estate mortgage
                                 investment conduit" ("REMIC").

OPTIONAL REDEMPTION              The Securities Administrator will be required
                                 to effect an auction of the assets of the
                                 Issuing Entity when the aggregate stated
                                 principal balance of the Mortgage Loans is less
                                 than or equal to 10% of the aggregate stated
                                 principal balance of the Mortgage Loans as of
                                 the Cut-Off Date. The auction will be effected
                                 via a solicitation of bids from at least three
                                 bidders. Any such auction will result in the
                                 termination of the Trust Fund and the
                                 redemption of the Notes only if the highest bid
                                 received is at least equal to the sum of (i)
                                 the aggregate outstanding principal balance of
                                 the Notes, plus accrued interest on the Notes,
                                 (ii) any unreimbursed out-of-pocket costs and
                                 expenses and the principal portion of Advances,
                                 in each case previously incurred by the
                                 Servicers in the performance of their servicing
                                 obligations, (iii) any Net Swap Payment or any
                                 swap termination payment owed to the Swap
                                 Counterparty pursuant to the Swap Contract, and
                                 (iv) the costs incurred by the Securities
                                 Administrator in connection with such auction.

MORTGAGE LOANS                   As of the Cut-Off Date, the mortgage pool will
                                 consist of fixed rate and adjustable rate,
                                 fully amortizing, interest-only and balloon,
                                 first and second lien residential mortgage
                                 loans (the "Loans") and home equity revolving
                                 lines of credit ("HELOCs" and, together with
                                 the Loans, the "Mortgage Loans"), serviced by
                                 Wilshire Credit Corporation and Countrywide
                                 Home Loans Servicing LP. The information
                                 described herein is based on a pool of Mortgage
                                 Loans having an aggregate scheduled principal
                                 balance of approximately $249,716,798, as of
                                 the Cut-Off Date. Approximately 79.12% of the
                                 Mortgage Loans will consist of closed-end fixed
                                 rate second liens serviced by Wilshire Credit
                                 Corporation. Approximately 20.88% of the
                                 Mortgage Loans will consist of first and second
                                 lien adjustable rate HELOCs serviced by
                                 Countrywide Home Loans Servicing LP.

TOTAL DEAL SIZE                  Approximately $[240,471,000].

ADMINISTRATIVE FEES              The Master Servicer, Securities Administrator,
                                 Indenture Trustee, Owner Trustee and Servicers
                                 will be paid fees aggregating 50 bps per annum
                                 (payable monthly) on the stated principal
                                 balance of the Mortgage Loans.

CREDIT ENHANCEMENTS              1.  Excess interest

                                 2.  Over-Collateralization

                                 3.  Subordination

                                 4.  Net Swap Payments received from the Swap
                                     Counterparty (if any)

EXCESS INTEREST                  Excess interest cashflow will be available as
                                 credit enhancement.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

OVER-COLLATERALIZATION           The over-collateralization ("O/C") amount is
                                 equal to the excess of the aggregate principal
                                 balance of the Mortgage Loans over the
                                 aggregate principal balance of the Notes and
                                 the Class G Certificates. On the Closing Date,
                                 the O/C amount will equal approximately 3.70%
                                 of the aggregate principal balance of the
                                 Mortgage Loans as of the Cut-Off Date. To the
                                 extent the O/C amount remains below the O/C
                                 target amount (i.e., 6.60% of the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the Cut-Off Date), excess cashflow will be
                                 directed to build O/C until the O/C target
                                 amount is restored.

                                 Initial:   Approximately 3.70% of the aggregate
                                            principal balance of the Mortgage
                                            Loans as of the Cut-Off Date

                                 Target:    Sum of (i) 6.60% of the aggregate
                                            principal balance of the Mortgage
                                            Loans as of the Cut-Off Date before
                                            stepdown (13.20% of current balance
                                            of the Mortgage Loans after
                                            stepdown) and (ii) the product of
                                            the Class G Certificate principal
                                            balance and the Senior Specified
                                            Enhancement Percentage

                                 Floor:     0.50% of the aggregate principal
                                            balance of the Mortgage Loans as of
                                            the Cut-Off Date

                                      (PRELIMINARY AND SUBJECT TO REVISION)

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

SENIOR ENHANCEMENT PERCENTAGE   With respect to any Payment Date, the percentage
                                obtained by dividing (i) the sum of (x) the
                                aggregate principal balance of the Subordinate
                                Notes and (y) the O/C amount, in each case after
                                giving effect to payments on such Payment Date,
                                by (ii) the aggregate principal balance of the
                                Mortgage Loans.

SUBORDINATION (1):               CLASSES    RATING (M/S/F)   SUBORDINATION
                                ---------  ----------------  -------------
                                 Class A     [Aaa/AAA/AAA]       33.15%
                                Class M-1    [Aa1/AA+/AA+]       28.10%
                                Class M-2     [Aa2/AA/AA]        23.15%
                                Class M-3    [Aa3/AA-/AA-]       21.15%
                                Class M-4     [A1/A+/A+]         18.75%
                                Class M-5      [A2/A/A]          16.65%
                                Class M-6     [A3/A-/A-]         14.70%
                                Class M-7  [Baa1/BBB+/BBB+]      12.70%
                                Class M-8   [Baa2/BBB/BBB]       10.95%
                                Class M-9  [Baa3/BBB-/BBB-]       9.50%
                                Class B-1    [Ba1/BB+/BB+]        8.05%
                                Class B-2     [Ba2/BB/BB]         6.60%

CLASS SIZES:                     CLASSES    RATING (M/S/F)    CLASS SIZES
                                ---------  ----------------  -------------
                                 Class A     [Aaa/AAA/AAA]       69.75%
                                Class M-1    [Aa1/AA+/AA+]        5.05%
                                Class M-2     [Aa2/AA/AA]         4.95%
                                Class M-3    [Aa3/AA-/AA-]        2.00%
                                Class M-4     [A1/A+/A+]          2.40%
                                Class M-5      [A2/A/A]           2.10%
                                Class M-6     [A3/A-/A-]          1.95%
                                Class M-7  [Baa1/BBB+/BBB+]       2.00%
                                Class M-8   [Baa2/BBB/BBB]        1.75%
                                Class M-9  [Baa3/BBB-/BBB-]       1.45%
                                Class B-1    [Ba1/BB+/BB+]        1.45%
                                Class B-2     [Ba2/BB/BB]         1.45%

(1) The subordination includes the target over-collateralization level of approximately 6.60%.

INTEREST ACCRUAL                Interest on the Class A Notes, Class M Notes and
                                Class B Notes will initially accrue from the
                                Closing Date to (but excluding) the first
                                Payment Date, and thereafter, from the prior
                                Payment Date to (but excluding) the current
                                Payment Date, on an actual/360 basis. Interest
                                on the Class G Certificates will accrue in
                                respect of a Payment Date from and including the
                                first day of the calendar month preceding that
                                Payment Date up to and including the last day of
                                such month, on a 30/360 basis beginning July 1,
                                2006.

ADDITIONAL BALANCE              With respect to any HELOCs, any future draw
                                (other than draws representing Excluded Amounts)
                                made by the related mortgagor pursuant to the
                                related loan agreement after the Cut- Off Date,
                                together with all money due or to become due in
                                respect to such draw.

ADDITIONAL BALANCE ADVANCE      With respect to any Payment Date, the sum of (a)
AMOUNT                          the excess, if any, of (1) the aggregate stated
                                principal amount of Additional Balance conveyed
                                to the trust estate during the related
                                collection period, over (2) the aggregate
                                principal funds applied to purchase such
                                Additional Balances from the related custodial
                                account and (b) any Additional Balance Advance
                                Amount remaining unreimbursed from a prior
                                Payment Date. The Additional Balance Advance
                                Amount shall be evidenced by the Class G
                                Certificates.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

COUPON STEP UP                  If the 10% optional termination does not occur
                                on or prior to the first Payment Date on which
                                it is possible, (i) the margin on the Class A
                                Notes will increase to 2x its respective margin
                                and (ii) the margin on each of the Class M and
                                Class B Notes will increase to 1.5x its
                                respective margin.

SWAP CONTRACT                   The trust will include a swap derivative
(PRELIMINARY AND SUBJECT        contract for the benefit of the Notes (the "Swap
TO REVISION)                    Contract") to (i) protect against interest rate
                                risk from upward movement in one-month LIBOR,
                                (ii) diminish basis risk associated with the
                                hybrid adjustable-rate mortgage loans and (iii)
                                provide additional credit enhancement in respect
                                of the Notes. On each Payment Date, the trust
                                will be required to make payments to the Swap
                                Counterparty based on the applicable fixed rate
                                and on the applicable notional balance for the
                                Payment Date specified in the schedule hereto
                                and the trust will be entitled to receive
                                payments from the Swap Counterparty based on
                                one-month LIBOR and the applicable notional
                                balance for the Payment Date specified in the
                                schedule hereto. The payments from the trust to
                                the Swap Counterparty and from the Swap
                                Counterparty to the trust on each Payment Date
                                will be netted so that only the net payment (the
                                "Net Swap Payment") will be paid by the party
                                owing the higher of the two payments on such
                                Payment Date. Any Net Swap Payment received from
                                the Swap Counterparty will be available to pay
                                interest on the relevant Payment Date.

AVAILABLE FUNDS CAP             The note interest rates of the Notes will be
                                subject to the "Available Funds Cap" which is a
                                per annum rate equal to 12 times the excess of
                                (i) the quotient of (x) the total scheduled
                                interest on the Mortgage Loans based on the Net
                                Mortgage Rates in effect on the related due
                                date, divided by (y) the aggregate principal
                                balance of the Mortgage Loans as of the first
                                day of the applicable accrual period, multiplied
                                by 30 and divided by the actual number of days
                                in the related accrual period over (ii) the
                                quotient of (x) the Net Swap Payment, if any,
                                owed to the Swap Counterparty, and (y) the
                                aggregate principal balance of the Mortgage
                                Loans as of the first day of the applicable
                                accrual period, multiplied by 30 and divided by
                                the actual number of days in the related accrual
                                period. Reimbursement for shortfalls arising as
                                a result of the application of the Available
                                Funds Cap will be paid only on a subordinated
                                basis.

                                "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

MAXIMUM RATE CAP                The note interest rates of each of the Notes
                                will also be subject to a "Maximum Rate Cap",
                                which will be calculated in the same manner as
                                the Available Funds Cap, but based on the net
                                maximum lifetime mortgage rates for the
                                adjustable rate Mortgage Loans and the net
                                mortgage rates for the fixed rate Mortgage Loans
                                rather than the net mortgage rate. Any interest
                                shortfall due to the Maximum Rate Cap will not
                                be reimbursed.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

SHORTFALL REIMBURSEMENT         With respect to any Class of Notes on any
                                Payment Date, an amount equal to the sum of (A)
                                the excess, if any, of (1) the amount of
                                interest that such Class would have accrued on
                                such Payment Date had the note interest rate for
                                that Class been equal to the lesser of (a) LIBOR
                                plus the related margin and (b) the greater of
                                (x) the Maximum Rate Cap for such Payment Date
                                and (y) a per annum rate equal to the sum of (i)
                                the Available Funds Cap and (ii) the product of
                                (AA) a fraction, stated as a percentage, the
                                numerator of which is 360 and the denominator of
                                which is the actual number of days in the
                                related Accrual Period and (BB) a fraction, as
                                stated as a percentage, the numerator of which
                                is an amount equal to any Net Swap Payments owed
                                by the Swap Counterparty for such Payment Date
                                and the denominator of which is the aggregate
                                stated principal balance of the Mortgage Loans
                                as of the immediately preceding Payment Date,
                                over (2) the amount of interest that each such
                                Class accrued on such Payment Date based on a
                                note interest rate equal to the Available Funds
                                Cap and (B) the unpaid portion of any such
                                excess from the prior Payment Date (and interest
                                accrued thereon at the current applicable note
                                interest rate for such Class, without giving
                                effect to the Available Funds Cap) (herein
                                referred to as a "Carryover"). Such
                                reimbursement will be paid only on a
                                subordinated basis, as described below in the
                                "Cashflow Priority" section. No such Carryover
                                with respect to a Class will be paid to such
                                Class once the Note principal balance thereof
                                has been reduced to zero.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

CASHFLOW PRIORITY               1.   Repayment of any unreimbursed Servicer
                                     advances.

                                2.   Servicing fees, Master Servicer fees,
                                     Securities Administrator fees, Indenture
                                     Trustee and Owner Trustee fees, as
                                     applicable.

                                3.   Available interest funds, as follows:
                                     monthly interest, including any unpaid
                                     monthly interest from prior months, to the Class G Certificates.

                                4.   Available interest funds not used as
                                     provided in paragraph 3 above, as follows:
                                     to pay to the Swap Counterparty any Net
                                     Swap Payment or any swap termination
                                     payment owed to the Swap Counterparty
                                     pursuant to the Swap Contract in the event that the trust is the defaulting party or an affected party under the Swap Contract.

                                5.   Available interest funds not used as
                                     provided in paragraphs 3 and 4above, as
                                     follows: monthly interest, including any unpaid monthly interest from prior months, to the Class A Notes, then to the Class M-1
                                     Notes, then to the Class M-2 Notes, then to the Class M-3 Notes, then to the Class M-4
                                     Notes, then to the Class M-5 Notes, then to the Class M-6 Notes, then to the Class M-7
                                     Notes, then to the Class M-8 Notes, then to the Class M-9 Notes, then to the Class B-1
                                     Notes, and then to the Class B-2 Notes.

                                6. Available principal funds, as follows: an amount to the Class G Certificates equal to the lesser of the available principal funds and the Additional Balance Advance Amount, if any; then to the extent not paid pursuant to paragraph 4 above, any Net Swap
                                     Payment or swap termination payment owed to the Swap Counterparty pursuant to the Swap
                                     Contract in the event that the trust is the defaulting party or an affected party under the Swap Contract; then monthly principal to the Class A Notes as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Notes, then monthly principal to the Class M-2 Notes, then monthly principal to the Class M-3 Notes, then monthly principal to the Class M-4
                                     Notes, then monthly principal to the Class
                                     M-5 Notes, then monthly principal to the Class M-6 Notes, then monthly principal to the Class M-7 Notes, then monthly principal to the Class M-8 Notes, then monthly principal to the Class M-9 Notes, then monthly principal to the Class B-1 Notes, and then monthly principal to the Class B-2
                                     Notes, in each case as described under
                                     "PRINCIPAL PAYDOWN."

                                7. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                                8.   Excess interest to pay subordinate
                                     principal shortfalls.

                                9. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                                10.  Excess interest to pay to the Swap
                                     Counterparty any remaining amounts owing to the Swap Counterparty.

                                11.  Any remaining amount will be paid in
                                     accordance with the Sale and Servicing
                                     Agreement and will not be available for
                                     payment to holders of the Offered Notes.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

All scheduled and unscheduled principal received from the Mortgage Loans and excess spread to the extent distributable as principal to replenish O/C to the required level will be paid first, to the Class G Certificates in an amount equal to the lesser of the available principal funds and the Additional Balance Advance Amount, if any and then second, to the Class A Notes, until the note balance thereof is reduced to zero.

After the Note principal balance of the Class A Notes has been reduced to zero, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Notes.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

Principal will be paid, in the following order of priority: first to the Class G Certificates, second to the Class A Notes as described above, third to the Class M-1 Notes, fourth to the Class M-2 Notes, fifth to the Class M-3 Notes, sixth to the Class M-4 Notes, seventh to the Class M-5 Notes, eighth to the Class M-6 Notes, ninth to the Class M-7 Notes, tenth to the Class M-8 Notes, eleventh to the Class M-9 Notes, twelfth to the Class B-1 Notes and thirteenth to the Class B-2 Notes, in each case up to amounts necessary to maintain the subordination for each class at its required level (except for the Class G Certificates). Such required levels of subordination are approximately as follows:

CLASS A     66.30%*
CLASS M-1   56.20%*
CLASS M-2   46.30%*
CLASS M-3   42.30%*
CLASS M-4   37.50%*
CLASS M-5   33.30%*
CLASS M-6   29.40%*
CLASS M-7   25.40%*
CLASS M-8   21.90%*
CLASS M-9   19.00%*
CLASS B-1   16.10%*
CLASS B-2   13.20%*

*    includes targeted overcollateralization

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)   The Payment Date is on or after the earlier of:

     i) the first Payment Date on which the aggregate note principal balance of the Class A Notes have been reduced to zero; and

     ii)  the later of the:

          a.   August 2009 Payment Date; and

          b. the applicable Subordinate Class Principal Payment Date has occurred (as described below); and

2)   A Step Down Loss Trigger Event does not exist.

SUBORDINATE                      The first Payment Date on which the senior
CLASS PRINCIPAL                  enhancement percentage (i.e., the sum of the
PAYMENT DATE                     outstanding principal balance of the
                                 Subordinate Notes and the O/C amount divided by
                                 the aggregate stated principal balance of the
                                 Mortgage Loans, as of the end of the related
                                 due period) is greater than or equal to the
                                 Senior Specified Enhancement Percentage
                                 (including the O/C amount), which is equal to
                                 two times the initial Class A subordination
                                 percentage.

                                 SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                                 66.30%
                                 or
                                 (26.55%+6.60%)*2

TRIGGER EVENT                    The situation that exists with respect to any
(Preliminary and                 Payment Date on or after the Stepdown Date, if
Subject to Revision)             (a) the quotient of (1) the aggregate Stated
                                 Principal Balance of all Mortgage Loans 60 or
                                 more days delinquent, measured on a rolling
                                 three month basis (including Mortgage Loans in
                                 foreclosure and REO Properties) and (2) the
                                 Stated Principal Balance of all the Mortgage
                                 Loans as of the preceding Servicer Remittance
                                 Date, equals or exceeds the product of (i)
                                 [13.20]% and (ii) the Senior Enhancement
                                 Percentage or (b) the quotient (expressed as a
                                 percentage) of (1) the aggregate Realized
                                 Losses incurred from the Cut-Off Date through
                                 the last day of the calendar month preceding
                                 such Payment Date and (2) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the Cut-Off Date exceeds the Required Loss
                                 Percentage shown below.

                                  PAYMENT DATE
                                    OCCURRING     REQUIRED LOSS PERCENTAGE
                                 --------------   ------------------------
                                 August 2008 --   [2.25]% with respect to August
                                 July 2009        2009, plus an additional
                                                  1/12th of [2.75]% for each
                                                  month thereafter

                                 August 2009 --   [5.00]% with respect to August
                                 July 2010        2009, plus an additional
                                                  1/12th of [2.65]% for each
                                                  month thereafter

                                 August 2010 --   [7.65]% with respect to August
                                 July 2011        2010, plus an additional
                                                  1/12th of [2.05]% for each
                                                  month thereafter

                                 August 2011 --   [9.70]% with respect to August
                                 July 2012        2011, plus an additional
                                                  1/12th of [0.80]% for each
                                                  month thereafter

                                August 2012 and   [10.50]%
                                thereafter

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

AMORTIZATION                     An Amortization Event shall be based on certain
EVENT                            loss, delinquency and performance triggers as
(Preliminary and                 described in the Prospectus Supplement. In the
Subject to Revision)             event an Amortization Event occurs, no
                                 Additional Balances will be permitted to be
                                 conveyed to the Owner Trust; however, such
                                 Additional Balances shall be treated as an
                                 Excluded Amount.

                                 PAYMENT DATE
                                   OCCURRING      REQUIRED LOSS PERCENTAGE
                                 --------------   ------------------------
                                 August 2008 --   [1.55]% with respect to August
                                 July 2009        2009, plus an additional
                                                  1/12th of [1.95]% for each
                                                  month thereafter

                                 August 2009 --   [3.50]% with respect to August
                                 July 2010        2009, plus an additional
                                                  1/12th of [1.95]% for each
                                                  month thereafter

                                 August 2010 --   [5.45]% with respect to August
                                 July 2011        2010, plus an additional
                                                  1/12th of [1.55]% for each
                                                  month thereafter

                                 August 2011 --   [7.00]% with respect to August
                                 July 2012        2011, plus an additional
                                                  1/12th of [0.75]% for each
                                                  month thereafter

                                 August 2012      [7.75]%
                                 and thereafter

EXCLUDED AMOUNT                  For any Payment Date for which an Amortization
                                 Event is in effect, the aggregate portion of
                                 all draws made by a mortgagor under the related
                                 HELOC during the related due period.

                                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                       The Offered Notes will be offered pursuant to a
                                 Prospectus which includes a Prospectus
                                 Supplement (together, the "Prospectus").
                                 Complete information with respect to the
                                 Offered Notes and the Mortgage Loans is
                                 contained in the Prospectus. The foregoing is
                                 qualified in its entirety by the information
                                 appearing in the Prospectus. To the extent that
                                 the foregoing is inconsistent with the
                                 Prospectus, the Prospectus shall govern in all
                                 respects. Sales of the Offered Notes may not be
                                 consummated unless the purchaser has received
                                 the Prospectus.

MORTGAGE LOAN TABLES             The following tables describe the mortgage
                                 loans and the related mortgaged properties as
                                 of the close of business on the Cut-Off Date.
                                 The sum of the columns below may not equal the
                                 total indicated due to rounding.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $249,716,798
Aggregate Original Principal Balance      $255,318,807
Number of Mortgage Loans                         5,040

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Outstanding Principal Balance    $   0    $439,300     $49,547
Utilization Rate(4)               0.00%     100.00%      92.49%

                                MINIMUM    MAXIMUM   WEIGHTED AVERAGE (2)
                                -------   --------   --------------------
Original Term (mos)                120        360              234
Stated Remaining Term (mos)        108        358              226
Loan Age (mos)                       2         26                8
Original Draw Period(4)            120        120              120
Remaining Draw Period(4)            94        114              108
Current Interest Rate            6.000%    15.250%          10.161%
Initial Interest Rate Cap(4)        NA         NA               NA
Periodic Rate Cap(4)                NA         NA               NA
Gross Margin(4)                 -1.000%     7.250%           2.450%
Maximum Mortgage Rate(4)        12.000%    18.000%          17.950%
Minimum Mortgage Rate(4)         0.000%     7.250%           2.458%
Months to Roll(4)                    1          1                1
Original Loan-to-Value            4.87%    100.00%           96.85%
Credit Score (3)                   528        811              677

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   07/23/2015   05/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                        0.03%
2nd Lien                       99.70%

OCCUPANCY
Primary                        97.03%
Second Home                     0.65%
Investment                      2.32%

LOAN TYPE
Fixed Rate                     79.12%
ARM                            20.88%

AMORTIZATION TYPE
Fully Amortizing               20.24%
Interest Only                  21.23%
15/30 Balloon                  56.98%
30/40 Balloon                   1.55%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2004                            1.33%
2005                           66.38%
2006                           32.29%

LOAN PURPOSE
Purchase                       61.19%
Refinance - Rate/Term          15.65%
Refinance - Cashout            23.17%

PROPERTY TYPE
Single Family                  73.79%
Planned Unit Development       12.22%
Condominium                     7.44%
Two- to Four-Family             5.39%
Townhouse                       1.15%
Rowhouse                        0.01%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                       MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
MORTGAGE RATES                   LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
--------------                 -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
5.501% to 6.000%                     2  $     53,464    0.02%   6.000%    617     $ 26,732   100.00%  43.93%   50.06%   0.00%
6.001% to 6.500%                    39     5,150,265    2.06    6.238     707      132,058    82.87   39.62    33.67    0.00
6.501% to 7.000%                    56     4,441,320    1.78    6.776     708       79,309    84.00   39.55    32.47    2.20
7.001% to 7.500%                   108     6,649,825    2.66    7.347     701       61,572    88.95   37.80    43.14    1.22
7.501% to 8.000%                   290    14,836,755    5.94    7.825     708       51,161    93.53   36.54    24.14   16.81
8.001% to 8.500%                   228    11,127,335    4.46    8.314     722       48,804    92.43   40.64    63.76   57.84
8.501% to 9.000%                   632    23,143,916    9.27    8.879     697       36,620    97.59   40.84    55.44   28.94
9.001% to 9.500%                   386    17,577,497    7.04    9.330     690       45,538    96.71   42.75    61.12   36.53
9.501% to 10.000%                  407    19,134,129    7.66    9.817     680       47,013    98.47   43.15    41.99   17.90
10.001% to 10.500%                 480    24,674,711    9.88   10.295     671       51,406    97.96   43.68    43.19   15.44
10.501% to 11.000%                 918    47,416,951   18.99   10.824     663       51,652    98.68   43.40    33.81   10.41
11.001% to 11.500%                 791    37,774,435   15.13   11.303     657       47,755    98.64   42.67    32.57   10.22
11.501% to 12.000%                 294    16,132,172    6.46   11.745     657       54,871    98.55   43.48    13.50   17.98
12.001% to 12.500%                 155     8,170,174    3.27   12.305     675       52,711    99.00   41.77    14.23   48.57
12.501% to 13.000%                 140     7,595,417    3.04   12.769     670       54,253    97.91   41.51     6.25   69.86
13.001% to 13.500%                  78     4,155,566    1.66   13.274     650       53,276    96.52   43.54     7.27   45.35
13.501% to 14.000%                  25     1,284,906    0.51   13.757     640       51,396    97.80   40.27     3.21   39.20
14.001% to 14.500%                   6       181,443    0.07   14.156     635       30,240    96.28   43.13    14.05   73.53
14.501% to 15.000%                   3        88,838    0.04   14.857     621       29,613    78.45   38.06     0.00   56.28
15.001% to 15.500%                   2       127,682    0.05   15.179     666       63,841    95.98   33.62     0.00    0.00
                                 -----  ------------  ------   ------     ---     --------   ------   -----    -----   -----
TOTAL:                           5,040  $249,716,798  100.00%  10.161%    677     $ 49,547    96.85%  42.14%   36.65%  21.23%
                                 =====  ============  ======   ======     ===     ========   ======   =====    =====   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 15.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 10.161% per annum.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   TOTAL COLLATERAL SUMMARY

REMAINING MONTHS TO STATED MATURITY

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                       MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
REMAINING TERMS (MONTHS)         LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
------------------------       -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
97 to 108                            1  $     18,777    0.01%   8.450%    688     $18,777     95.82%  38.60%    0.00%   0.00%
109 to 120                          12       396,603    0.16    7.958     698      33,050     92.98   39.51    30.23    0.00
145 to 156                           1        33,617    0.01   10.500     613      33,617    100.00   38.66   100.00    0.00
157 to 168                          60     2,168,563    0.87    9.257     666      36,143     97.83   42.86    62.81    2.45
169 to 180                       3,031   143,749,675   57.57   10.586     662      47,426     98.64   43.08    35.26    0.00
205 to 216                           2        47,981    0.02   10.163     622      23,991     99.94   45.89   100.00    0.00
217 to 228                          77     3,486,417    1.40    8.000     693      45,278     95.60   38.89    25.66    0.00
229 to 240                         499    26,743,127   10.71    7.740     696      53,593     91.75   37.68    21.03    0.00
265 to 276                          16       933,325    0.37   12.554     715      58,333     98.87   39.38     8.67  100.00
277 to 288                         185    11,804,986    4.73   12.211     708      63,811     98.57   38.89    27.03  100.00
289 to 300                         158    12,307,432    4.93   11.345     686      77,895     92.11   43.76    19.39  100.00
325 to 336                           3        87,646    0.04    9.649     678      29,215     93.23   42.04    90.02    9.98
337 to 348                         626    28,456,536   11.40    9.035     722      45,458     92.50   42.36    65.75   94.87
349 to 360                         369    19,482,116    7.80   10.420     670      52,797     98.96   43.04    42.70    4.62
                                 -----  ------------  ------   ------     ---     -------    ------   -----   ------  ------
TOTAL:                           5,040  $249,716,798  100.00%  10.161%    677     $49,547     96.85%  42.14%   36.65%  21.23%
                                 =====  ============  ======   ======     ===     =======    ======   =====   ======  ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 108 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 226 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF ORIGINAL MORTGAGE     MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
LOAN PRINCIPAL BALANCES          LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
--------------------------     -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
$1 to $25,000                      992  $ 19,582,674    7.84%  10.243%    660     $ 19,741   96.70%   40.01%   55.49%  11.29%
$25,001 to $50,000               2,196    78,822,239   31.56   10.154     670       35,894   97.70    41.92    48.20   17.02
$50,001 to $75,000                 978    59,368,088   23.77   10.168     681       60,704   97.52    42.70    30.01   22.10
$75,001 to $100,000                514    43,574,139   17.45   10.557     680       84,775   96.50    42.43    22.53   28.70
$100,001 to $125,000               199    21,754,741    8.71   10.196     684      109,320   97.50    43.30    22.66   21.90
$125,001 to $150,000                72     9,758,276    3.91    9.810     691      135,532   95.49    41.70    15.50   21.92
$150,001 to $175,000                36     5,746,017    2.30    9.398     697      159,612   94.59    43.52    49.24   29.05
$175,001 to $200,000                31     5,728,861    2.29    9.576     697      184,802   93.40    41.54    40.09   26.62
$200,001 to $225,000                 7     1,276,939    0.51   10.640     665      182,420   98.93    41.19    83.55   50.14
$225,001 to $250,000                 9     2,182,043    0.87    8.386     693      242,449   81.58    36.88    22.09   22.09
$250,001 to $275,000                 3       800,867    0.32    9.021     703      266,956   91.11    43.31   100.00   66.34
$275,001 to $300,000                 1       292,158    0.12    6.200     690      292,158   65.84    41.81   100.00    0.00
$375,001 to $400,000                 1       390,457    0.16    6.200     726      390,457   81.48    41.93   100.00    0.00
$425,001 to $450,000                 1       439,300    0.18    6.700     712      439,300   79.65    42.96   100.00    0.00
                                 -----  ------------  ------   ------     ---     --------   -----    -----   ------   -----
TOTAL:                           5,040  $249,716,798  100.00%  10.161%    677     $ 49,547   96.85%   42.14%   36.65%  21.23%
                                 =====  ============  ======   ======     ===     ========   =====    =====   ======   =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $0 to approximately $439,300 and the average outstanding principal balance of the Mortgage Loans was approximately $49,547.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   TOTAL COLLATERAL SUMMARY

PRODUCT TYPES

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
PRODUCT TYPES                    LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-------------                  -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Closed End 10 Year Fixed Loans      13  $    415,379    0.17%   7.981%    697     $31,952    93.11%   39.47%   28.87%   0.00%
Closed End 15 Year Fixed Loans     105     3,605,391    1.44    8.216     689      34,337    90.02    38.81    43.70    0.00
Closed End 20 Year Fixed Loans     578    30,277,525   12.12    7.773     695      52,383    92.21    37.83    21.69    0.00
Closed End 30 Year Fixed Loans     343    17,105,141    6.85   10.440     668      49,869    98.87    42.46    40.44    5.05
Closed End 15/30 Balloon Loans   2,986   142,293,276   56.98   10.624     661      47,653    98.85    43.19    35.49    0.00
Closed End 30/40 Balloon Loans      59     3,879,400    1.55   10.275     673      65,753    99.62    46.26    53.31    0.00
10-Year Draw/5-Year
Amortization HELOC                   1        53,188    0.02   14.050     650      53,188    99.95    43.08     0.00  100.00
10-Year Draw/15-Year
Amortization HELOC                 359    25,045,743   10.03   11.798     697      69,765    95.41    41.29    22.59  100.00
10-Year Draw/20-Year
Amortization HELOC                 596    27,041,756   10.83    8.968     726      45,372    92.11    39.03    67.01  100.00
                                 -----  ------------  ------   ------     ---     -------    -----    -----    -----  ------
TOTAL:                           5,040  $249,716,798  100.00%  10.161%    677     $49,547    96.85%   42.14%   36.65%  21.23%
                                 =====  ============  ======   ======     ===     =======    =====    =====    =====  ======

AMORTIZATION TYPE

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
AMORTIZATION TYPE                LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-----------------              -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Fully Amortizing                 1,023  $ 50,539,647   20.24%   8.667%    685     $49,403    94.21%   39.38%   29.30%   0.00%
Balloon                          3,045   146,172,676   58.54   10.615     662      48,004    98.87    43.27    35.97    0.00
60 Month Interest-Only              14       770,120    0.31   10.366     708      55,009    98.37    43.91    41.45  100.00
120 Month Interest-Only            958    52,234,356   20.92   10.330     712      54,524    93.71    41.21    45.62  100.00
                                 -----  ------------  ------   ------     ---     -------    -----    -----    -----  ------
TOTAL:                           5,040  $249,716,798  100.00%  10.161%    677     $49,547    96.85%   42.14%   36.65%  21.23%
                                 =====  ============  ======   ======     ===     =======    =====    =====    =====  ======

ADJUSTMENT TYPE

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
ADJUSTMENT TYPE                  LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
---------------                -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
ARM                                956  $ 52,140,686   20.88%  10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
Fixed Rate                       4,084   197,576,113   79.12   10.115     668      48,378    97.68    42.27    34.29    0.44
                                 -----  ------------  ------   ------     ---     -------    -----    -----    -----  ------
TOTAL:                           5,040  $249,716,798  100.00%  10.161%    677     $49,547    96.85%   42.14%   36.65%  21.23%
                                 =====  ============  ======   ======     ===     =======    =====    =====    =====  ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   TOTAL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
GEOGRAPHIC                     MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
DISTRIBUTION                     LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
------------                   -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Alabama                             20  $    696,746     0.28%    9.164%    699     $34,837     96.69%  36.52%   49.65%  37.78%
Alaska                               6       260,952     0.10     9.727     704      43,492     92.40   47.54    47.46   78.75
Arizona                            188     9,138,263     3.66    10.389     671      48,608     97.17   39.88    35.83   18.97
Arkansas                             9       265,625     0.11     9.994     644      29,514     97.42   38.62    43.75    0.00
California                       1,008    80,795,714    32.35    10.386     682      80,154     96.56   42.98    21.01   19.98
Colorado                           243    10,409,033     4.17     9.847     668      42,836     98.12   41.36    44.15   11.14
Connecticut                         29     1,195,183     0.48     9.195     686      41,213     92.61   40.74    51.21   23.18
Delaware                             7       232,108     0.09    10.634     641      33,158     97.32   41.28    54.71    0.00
District of Columbia                 4       152,806     0.06     9.482     730      38,202     90.34   36.75    39.02    0.00
Florida                            390    20,539,328     8.23    10.589     673      52,665     95.61   41.58    28.16   23.49
Georgia                            198     7,487,212     3.00    10.015     675      37,814     97.82   41.10    36.69   14.16
Hawaii                               5       197,273     0.08     8.575     732      39,455     76.22   42.88    28.49   74.91
Idaho                               28       779,292     0.31    10.712     670      27,832     97.12   40.22    48.38   26.28
Illinois                           281    12,327,184     4.94    10.575     665      43,869     98.00   43.00    38.38    9.62
Indiana                             68     1,791,776     0.72    10.326     666      26,350     96.27   38.97    54.34   27.83
Iowa                                63     1,659,229     0.66    10.470     655      26,337     98.30   40.90    62.24   12.45
Kansas                              42     1,179,687     0.47    10.252     672      28,088     98.78   39.16    58.54   15.21
Kentucky                            23       880,842     0.35     9.405     670      38,297     97.42   41.46    58.64   25.35
Louisiana                           15       449,716     0.18    10.683     686      29,981     99.51   43.61    39.13   23.65
Maine                               13       355,888     0.14    10.268     659      27,376     95.88   49.28    43.08   29.83
Maryland                           116     7,327,555     2.93    10.337     679      63,169     94.81   43.34    34.05   27.54
Massachusetts                       65     3,673,111     1.47    10.520     670      56,509     97.76   42.03    33.26   12.09
Michigan                           323    12,023,929     4.82     9.481     707      37,226     95.76   41.51    61.80   77.79
Minnesota                          157     6,574,312     2.63     9.619     661      41,875     98.70   41.33    50.54    1.63
Mississippi                         13       398,993     0.16    10.370     672      30,692     99.07   40.95    68.53   34.84
Missouri                           132     4,451,469     1.78    10.073     671      33,723     96.88   40.93    49.53   16.18
Montana                              9       299,517     0.12    10.579     652      33,280     96.46   44.60    55.80    8.14
Nebraska                            28       875,866     0.35     9.830     663      31,281     98.98   36.92    46.90    0.00
Nevada                              98     6,193,614     2.48    10.792     676      63,200     98.79   44.05    37.36   29.62
New Hampshire                       23     1,219,278     0.49     9.500     692      53,012     94.46   44.81    39.81   27.48
New Jersey                          59     3,553,239     1.42     9.517     699      60,224     92.23   45.01    55.31   51.22
New Mexico                          27     1,065,745     0.43    10.478     671      39,472     96.67   37.45    62.93   33.47
New York                            48     3,541,665     1.42     8.438     711      73,785     90.94   42.06    45.83   23.90
North Carolina                     137     4,395,333     1.76    10.143     666      32,083     97.98   40.43    52.66   16.32
North Dakota                         1        22,671     0.01     8.750     702      22,671    100.00   36.91     0.00    0.00
Ohio                                87     2,617,809     1.05     9.728     666      30,090     98.75   40.46    47.18    0.00
Oklahoma                            35     1,023,910     0.41     9.747     689      29,255     97.68   41.71    64.95   35.58
Oregon                             103     4,802,190     1.92     9.797     686      46,623     97.35   42.57    48.94   21.79
Pennsylvania                        65     2,564,221     1.03     9.796     691      39,450     96.84   43.22    53.58   26.53
Rhode Island                        14       694,284     0.28    10.996     665      49,592     98.30   43.27    21.54    0.00
South Carolina                      44     1,190,274     0.48     9.786     682      27,052     98.56   40.82    43.95   19.25
South Dakota                         7       208,515     0.08     9.585     669      29,788     99.73   38.30    39.78   12.66
Tennessee                           64     2,065,216     0.83     9.034     665      32,269     98.90   44.44    56.98    0.00
Texas                              293     7,995,822     3.20     9.114     646      27,289     99.42   40.16    52.04    0.00
Utah                                81     2,952,598     1.18    10.357     678      36,452     97.59   39.54    45.93   22.13
Vermont                              3        99,015     0.04    10.068     678      33,005     97.95   43.57    79.87   29.59
Virginia                           107     5,705,689     2.28    10.153     674      53,324     95.73   42.68    48.84   28.67
Washington                         160     7,562,065     3.03    10.446     667      47,263     98.88   42.91    45.65    1.57
West Virginia                       10       458,567     0.18     9.472     679      45,857     97.98   36.68    50.01   34.37
Wisconsin                           87     3,243,585     1.30     9.739     677      37,283     97.06   41.03    45.50   24.59
Wyoming                              4       122,882     0.05    10.346     682      30,720     97.86   48.71    55.49   20.35
                                 -----  ------------   ------    ------     ---     -------    ------   -----    -----   -----
TOTAL:                           5,040  $249,716,798   100.00%   10.161%    677     $49,547     96.85%  42.14%   36.65%  21.23%
                                 =====  ============   ======    ======     ===     =======    ======   =====    =====   =====

No more than approximately 0.27% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF ORIGINAL              MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
LOAN-TO-VALUE RATIOS             LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
--------------------           -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
50.00% or less                      11  $    601,262     0.24%    8.819%    672     $54,660    36.76%   40.20%   23.36%  54.26%
50.01% to 55.00%                     6       262,028     0.10     9.064     710      43,671    51.90    40.15    27.88   86.76
55.01% to 60.00%                     6       415,293     0.17     7.209     681      69,215    58.03    40.02    50.82   13.83
60.01% to 65.00%                    17       818,494     0.33     9.321     683      48,147    63.45    46.07    38.27   48.88
65.01% to 70.00%                    24     2,236,713     0.90     7.784     700      93,196    67.40    41.96    42.20   41.26
70.01% to 75.00%                    28     1,609,759     0.64     8.264     695      57,491    72.68    34.65    33.90   48.81
75.01% to 80.00%                    61     4,407,106     1.76     8.086     688      72,248    78.28    41.25    44.06   38.76
80.01% to 85.00%                    60     3,148,542     1.26     8.434     711      52,476    82.75    41.11    56.05   58.29
85.01% to 90.00%                   524    24,633,459     9.86     8.966     697      47,010    89.37    39.29    34.99   34.81
90.01% to 95.00%                   492    22,572,437     9.04     9.883     698      45,879    94.15    40.42    39.08   40.92
95.01% to 100.00%                3,811   189,011,707    75.69    10.487     671      49,596    99.85    42.68    36.06   15.30
                                 -----  ------------   ------    ------     ---     -------    -----    -----    -----   -----
TOTAL:                           5,040  $249,716,798   100.00%   10.161%    677     $49,547    96.85%   42.14%   36.65%  21.23%
                                 =====  ============   ======    ======     ===     =======    =====    =====    =====   =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 4.87% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 99.70% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 96.92%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.90%.

DEBT-TO-INCOME RATIOS

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF DEBT-TO-              MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
INCOME RATIOS                    LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-----------------              -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Not Available                      624  $ 28,329,584    11.34%    9.161%    727     $45,400    92.71%    0.00%   61.44%  91.94%
0.01% to 5.00%                       2       144,700     0.06    12.432     687      72,350    96.12     3.86     0.00  100.00
5.01% to 10.00%                     11       490,294     0.20    10.358     675      44,572    97.38     8.26    27.86   16.52
10.01% to 15.00%                    25     1,309,259     0.52    10.938     687      52,370    97.92    12.78    16.85   34.70
15.01% to 20.00%                    53     2,617,931     1.05    10.756     682      49,395    97.58    17.48    23.46   40.13
20.01% to 25.00%                   113     4,809,372     1.93     9.752     672      42,561    94.96    22.66    34.05   10.17
25.01% to 30.00%                   237     9,403,276     3.77     9.732     678      39,676    96.78    27.85    30.82    7.25
30.01% to 35.00%                   406    18,120,770     7.26     9.597     680      44,632    97.18    32.79    28.48    9.95
35.01% to 40.00%                   703    34,235,913    13.71    10.059     676      48,700    96.86    37.67    26.62   11.36
40.01% to 45.00%                  1073    56,925,523    22.80    10.053     676      53,053    96.20    42.76    28.17   11.61
45.01% to 50.00%                  1332    73,314,161    29.36    10.843     663      55,041    98.39    47.92    31.45   15.17
50.01% to 55.00%                   448    19,395,924     7.77    10.224     658      43,294    98.87    52.88    75.89    3.27
55.01% to 60.00%                    13       620,092     0.25     9.886     660      47,699    99.11    55.72    84.98    0.00
                                 -----  ------------   ------    ------     ---     -------    -----    -----    -----  ------
TOTAL:                           5,040  $249,716,798   100.00%   10.161%    677     $49,547    96.85%   42.14%   36.65%  21.23%
                                 =====  ============   ======    ======     ===     =======    =====    =====    =====  ======

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 3.77% to 58.77% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.14%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   TOTAL COLLATERAL SUMMARY

LOAN PURPOSE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
LOAN PURPOSE                     LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
------------                   -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Purchase                         3,169  $152,795,713    61.19%   10.561%    673     $48,216    99.13%   42.59%   33.77%  11.59%
Refinance - Cashout              1,123    57,848,087    23.17     9.797     682      51,512    92.96    41.70    37.84   39.56
Refinance - Rate Term              748    39,072,999    15.65     9.131     688      52,237    93.67    40.56    46.19   31.76
                                 -----  ------------   ------    ------     ---     -------    -----    -----    -----   -----
TOTAL:                           5,040  $249,716,798   100.00%   10.161%    677     $49,547    96.85%   42.14%   36.65%  21.23%
                                 =====  ============   ======    ======     ===     =======    =====    =====    =====   =====

PROPERTY TYPE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
PROPERTY TYPE                    LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-------------                  -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Single Family                    3,781  $184,261,835    73.79%   10.066%    677     $48,734     96.69%  42.08%   35.46%  20.47%
Planned Unit Development           587    30,511,816    12.22    10.352     674      51,979     97.75   42.04    46.87   26.64
Condominium                        390    18,591,210     7.44    10.658     679      47,670     97.02   43.02    40.91   34.66
Two- to Four-Family                219    13,457,568     5.39    10.358     680      61,450     96.53   42.26    26.69    0.82
Townhouse                           62     2,869,207     1.15    10.012     674      46,278     97.51   41.10    24.39   21.25
Rowhouse                             1        25,163     0.01    10.950     622      25,163    100.00   48.30     0.00    0.00
                                 -----  ------------   ------    ------     ---     -------    ------   -----    -----   -----
TOTAL:                           5,040  $249,716,798   100.00%   10.161%    677     $49,547     96.85%  42.14%   36.65%  21.23%
                                 =====  ============   ======    ======     ===     =======    ======   =====    =====   =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   TOTAL COLLATERAL SUMMARY

DOCUMENTATION

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
                                 LOANS   OUTSTANDING    POOL     COUPON   SCORE   OUTSTANDING    LTV    INCOME    DOC     IO
                               -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
FIELDSTONE UNDERWRITING
Stated Income                      692  $ 38,413,629    15.38%   10.878%    671     $ 55,511    98.79%  43.45%    0.00%   0.00%
Full Documentation                 683    25,439,359    10.19    10.495     637       37,246    99.10   44.20   100.00    0.00
12 Month Bank Statements           120     7,879,668     3.16    10.682     651       65,664    99.17   38.00     0.00    0.00
24 Month Bank Statements            36     2,129,448     0.85    10.610     650       59,151    97.98   35.37     0.00    0.00
Limited Documentation                7       234,644     0.09     9.856     655       33,521   100.00   43.31     0.00    0.00
                                 -----  ------------    -----    ------     ---     --------   ------   -----   ------  ------
   SUB-TOTAL                     1,538  $ 74,096,749    29.67%   10.714%    656     $ 48,177    98.92%  42.90%   34.33%   0.00%
                                 =====  ============    =====    ======     ===     ========   ======   =====   ======  ======
DECISION ONE UNDERWRITING
Full Documentation                 508  $ 17,264,212     6.91%   10.208%    641     $ 33,985    99.58%  46.83%  100.00%   0.00%
Stated Income                      204     9,966,401     3.99    10.492     681       48,855    99.51   41.98     0.00    0.00
6 Month Bank Statements             27     1,066,122     0.43     9.968     649       39,486    99.27   38.90     0.00    0.00
12 Month Bank Statements             6       494,127     0.20     9.747     651       82,355   100.00   35.32     0.00    0.00
24 Month Bank Statements             1        15,899     0.01     8.990     682       15,899   100.00   43.55     0.00    0.00
                                 -----  ------------    -----    ------     ---     --------   ------   -----   ------  ------
   SUB-TOTAL                       746  $ 28,806,762    11.54%   10.289%    655     $ 38,615    99.55%  44.66%   59.93%   0.00%
                                 =====  ============    =====    ======     ===     ========   ======   =====   ======  ======
CITIMORTGAGE UNDERWRITING
Stated Income-LOV                  457  $ 24,262,642     9.72%    7.562%    703     $ 53,091    93.42%  36.97%    0.00%   0.00%
Full Doc-LOV                       118     4,883,890     1.96     7.737     675       41,389    85.21   38.00   100.00    0.00
Full Doc-O&E                         4     1,391,499     0.56     6.348     714      347,875    78.15   41.44   100.00    0.00
Verified Asset-LOV                   3       190,742     0.08     7.425     661       63,581    86.34   33.63     0.00    0.00
                                 -----  ------------    -----    ------     ---     --------   ------   -----   ------  ------
   SUB-TOTAL                       582  $ 30,728,773    12.31%    7.534%    699     $ 52,799    91.38%  37.31%   20.42%   0.00%
                                 =====  ============    =====    ======     ===     ========   ======   =====   ======  ======
QUICKEN UNDERWRITING
Full Documentation                 382  $ 18,121,864     7.26%    8.864%    726     $ 47,439    93.48%  40.87%  100.00% 100.00%
Stated Inc/Verified Assets
   (SIVA)                          138     6,469,598     2.59     9.174     727       46,881    88.49   36.08     0.00  100.00
Alternate/Substitute                55     1,602,017     0.64     9.011     725       29,128    90.87   23.32     0.00  100.00
Stated Income                       21       848,277     0.34     9.544     726       40,394    92.62    0.00     0.00  100.00
                                 -----  ------------    -----    ------     ---     --------   ------   -----   ------  ------
   SUB-TOTAL                       596  $ 27,041,756    10.83%    8.968%    726     $ 45,372    92.11%  39.03%   67.01% 100.00%
                                 =====  ============    =====    ======     ===     ========   ======   =====   ======  ======
OTHER UNDERWRITING
Full Documentation                 464  $ 24,431,559     9.78%    9.964%    674     $ 52,654    97.72%  42.62%  100.00%  24.68%
Other Documentation              1,114    64,611,200    25.87    11.291     681       57,999    97.51   42.33     0.00   30.85
                                 -----  ------------    -----    ------     ---     --------   ------   -----   ------  ------
   SUB-TOTAL                     1,578  $ 89,042,759    35.66%   10.927%    679     $ 56,428    97.57%  42.41%   27.44%  29.16%
                                 -----  ------------    -----    ------     ---     --------   ------   -----   ------  ------
TOTAL:                           5,040  $249,716,798   100.00%   10.161%    677     $ 49,547    96.85%  42.14%   36.65%  21.23%
                                 =====  ============    =====    ======     ===     ========   ======   =====   ======  ======

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   TOTAL COLLATERAL SUMMARY

OCCUPANCY

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
OCCUPANCY                        LOANS   OUTSTANDING    POOL     COUPON   SCORE   OUTSTANDING    LTV    INCOME    DOC     IO
---------                      -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Primary                          4,831  $242,305,648    97.03%   10.133%    676     $50,156    96.99%   42.27%   37.23%  21.69%
Investment                         171     5,797,870     2.32    11.076     700      33,906    90.94    37.49    16.14    2.59
Second Home                         38     1,613,281     0.65    10.980     709      42,455    95.64    41.76    23.43   17.79
                                 -----  ------------   ------    ------     ---     -------    -----    -----    -----   -----
TOTAL:                           5,040  $249,716,798   100.00%   10.161%    677     $49,547    96.85%   42.14%   36.65%  21.23%
                                 =====  ============   ======    ======     ===     =======    =====    =====    =====   =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
MORTGAGE LOANS AGE (MONTHS)      LOANS   OUTSTANDING    POOL     COUPON   SCORE   OUTSTANDING    LTV    INCOME    DOC     IO
---------------------------    -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
 2                                  74  $  3,846,454     1.54%   11.348%    678     $51,979     98.76%  43.38%   23.83%  12.10%
 3                                 965    47,339,110    18.96    11.075     653      49,056     99.47   43.74    27.90    0.22
 4                                 551    26,516,971    10.62    10.917     652      48,125     99.04   42.96    36.18    0.38
 5                                  42     2,536,204     1.02    11.339     676      60,386     99.24   42.24    12.41    2.60
 6                                 271    15,886,655     6.36    10.336     680      58,622     97.34   43.37    40.74   15.82
 7                                 336    20,053,868     8.03    10.505     688      59,684     96.36   42.15    21.96   30.20
 8                                 402    19,846,284     7.95    10.251     669      49,369     97.26   41.47    40.78   12.97
 9                                 629    26,805,528    10.73    10.306     662      42,616     98.51   44.13    48.43    3.63
10                                 487    24,305,668     9.73     8.764     684      49,909     94.32   40.44    31.51    0.81
11                                 879    41,486,397    16.61     8.517     714      47,197     92.14   37.70    50.86   62.93
12                                 115     5,107,820     2.05     8.193     698      44,416     93.48   39.91    38.92   23.78
13                                  12       503,300     0.20     9.228     687      41,942     96.98   42.89    76.91   49.12
14                                   8       513,465     0.21    10.885     673      64,183     99.24   36.14    21.74   48.89
15                                  49     2,610,297     1.05    11.233     696      53,271     97.81   37.50    24.79   65.59
16                                  84     4,993,321     2.00    12.157     705      59,444     98.81   40.22    25.94   93.45
17                                  48     2,853,834     1.14    12.508     706      59,455     98.94   42.15    18.50   94.40
18                                  25     1,574,135     0.63    11.859     706      62,965     97.86   37.97    41.97   86.13
19                                  13       721,059     0.29    11.171     694      55,466     98.21   42.74    51.75   67.96
20                                  14       560,326     0.22    10.571     641      40,023     99.49   39.54    46.57   17.39
21                                   7       183,189     0.07    10.162     652      26,170     98.67   34.69    39.88    0.00
22                                   4       188,562     0.08    11.720     588      47,140    100.00   47.04   100.00    0.00
23                                   4       190,532     0.08    12.354     693      47,633     99.35   26.06    16.68  100.00
24                                  15       823,676     0.33    12.285     713      54,912     99.11   38.61    17.38   92.45
25                                   5       249,212     0.10    11.960     691      49,842     98.15   45.24    31.05   68.95
26                                   1        20,932     0.01    10.800     557      20,932     84.00   23.68   100.00    0.00
                                 -----  ------------   ------    ------     ---     -------    ------   -----   ------  ------
TOTAL:                           5,040  $249,716,798   100.00%   10.161%    677     $49,547     96.85%  42.14%   36.65%  21.23%
                                 =====  ============   ======    ======     ===     =======    ======   =====   ======  ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 8 months.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   TOTAL COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
ORIGINAL PREPAYMENT            MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
PENALTY TERM                     LOANS   OUTSTANDING    POOL     COUPON   SCORE   OUTSTANDING    LTV    INCOME    DOC     IO
-------------------            -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
None                             3,347  $156,881,944    62.82%    9.816%    686     $46,872    95.74%   40.78%   38.48%  28.27%
12 Months                           28     1,769,483     0.71    10.924     666      63,196    99.27    46.09    35.17    0.00
24 Months                        1,227    67,548,452    27.05    10.675     662      55,052    98.51    43.62    34.77   11.80
36 Months                          438    23,516,919     9.42    10.927     659      53,692    99.27    45.11    30.02    2.88
                                 -----  ------------   ------    ------     ---     -------    -----    -----    -----   -----
TOTAL:                           5,040  $249,716,798   100.00%   10.161%    677     $49,547    96.85%   42.14%   36.65%  21.23%
                                 =====  ============   ======    ======     ===     =======    =====    =====    =====   =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                       MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-  FULL   PERCENT
CREDIT SCORES                    LOANS   OUTSTANDING    POOL     COUPON   SCORE   OUTSTANDING    LTV    INCOME    DOC     IO
-------------                  -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Not Available                        1  $    117,334     0.05%   12.650%      0     $117,334   99.93%   47.33%    0.00% 100.00%
528 to 550                           1       100,000     0.04    13.500     528      100,000    4.87    39.74     0.00  100.00
551 to 575                           1        20,932     0.01    10.800     557       20,932   84.00    23.68   100.00    0.00
576 to 600                          39     1,236,487     0.50    10.881     598       31,705   99.04    40.57    92.81    2.06
601 to 625                         777    29,926,338    11.98    10.933     615       38,515   99.28    43.61    67.64    1.12
626 to 650                       1,071    49,417,413    19.79    10.963     638       46,141   99.00    43.63    37.61    3.79
651 to 675                         898    44,986,006    18.01    10.540     663       50,096   96.63    42.64    36.13   14.37
676 to 700                         872    48,982,582    19.62     9.760     688       56,173   95.48    41.03    22.72   26.34
701 to 725                         713    39,781,274    15.93     9.124     713       55,794   95.15    39.90    26.05   31.28
726 to 750                         332    18,382,115     7.36     9.730     736       55,368   96.62    42.17    32.35   51.45
751 to 775                         206    10,834,110     4.34     9.530     763       52,593   96.12    40.95    44.09   54.64
776 to 800                         111     5,222,344     2.09     9.184     786       47,048   93.74    39.55    53.30   57.77
801 to 811                          18       709,863     0.28     9.199     806       39,437   95.49    40.93    40.34   49.88
                                 -----  ------------   ------    ------     ---     --------   -----    -----   ------  ------
TOTAL:                           5,040  $249,716,798   100.00%   10.161%    677     $ 49,547   96.85%   42.14%   36.65%  21.23%
                                 =====  ============   ======    ======     ===     ========   =====    =====   ======  ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 528 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 677.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   TOTAL COLLATERAL SUMMARY

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                       MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
GROSS MARGINS                    LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-------------                  -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
-1.000% to 0.000%                  36   $ 2,511,006     4.82%   7.886%    744     $69,750    79.22%   24.75%   71.87% 100.00%
0.001% to 0.500%                  115     6,314,218    12.11    8.304     739      54,906    90.15    44.56    84.68  100.00
0.501% to 1.000%                  155     6,696,750    12.84    8.792     741      43,205    94.53    32.92    72.23  100.00
1.001% to 1.500%                  147     6,304,348    12.09    9.278     711      42,887    93.01    40.25    58.10  100.00
1.501% to 2.000%                   77     3,141,921     6.03    9.713     715      40,804    94.97    46.66    44.40  100.00
2.001% to 2.500%                   63     3,787,507     7.26   10.179     706      60,119    92.46    44.86    37.15  100.00
2.501% to 3.000%                   66     3,879,336     7.44   10.687     706      58,778    95.74    43.09    34.62  100.00
3.001% to 3.500%                   37     2,732,903     5.24   11.114     690      73,862    93.27    41.25    50.01  100.00
3.501% to 4.000%                   57     3,409,513     6.54   11.504     704      59,816    97.13    42.63    14.31  100.00
4.001% to 4.500%                   63     3,857,397     7.40   12.098     704      61,229    96.85    38.54    31.28  100.00
4.501% to 5.000%                   83     5,798,688    11.12   12.591     690      69,864    97.53    40.81     7.77  100.00
5.001% to 5.500%                   36     2,246,479     4.31   13.086     683      62,402    98.65    37.65    17.68  100.00
5.501% to 6.000%                   17     1,305,002     2.50   13.569     660      76,765    90.23    41.63     3.79  100.00
6.001% to 6.500%                    3       105,619     0.20   14.074     631      35,206    95.12    42.83    24.14  100.00
7.001% to 7.500%                    1        50,000     0.10   15.000     604      50,000    68.00     0.00     0.00  100.00
                                  ---   -----------   ------   ------     ---     -------    -----    -----    -----  ------
TOTAL:                            956   $52,140,686   100.00%  10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ===   ===========   ======   ======     ===     =======    =====    =====    =====  ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from -1.000% per annum to 7.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 2.450% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF MAXIMUM               MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
MORTGAGE RATES                   LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------               -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
11.501% to 12.000%                  4    $   147,768    0.28%   8.064%    748     $36,942     68.25%   0.00%   38.04% 100.00%
14.501% to 15.000%                  1         24,368    0.05   10.750     645      24,368     79.98    0.00   100.00  100.00
15.501% to 16.000%                 16        664,785    1.27    9.283     707      41,549     95.56   26.28    60.75  100.00
16.501% to 17.000%                  7        306,371    0.59   12.478     697      43,767    100.00   38.21    34.08  100.00
17.501% to 18.000%                928     50,997,393   97.81   10.340     712      54,954     93.72   41.27    45.48  100.00
                                  ---    -----------  ------   ------     ---     -------    ------   -----   ------  ------
TOTAL:                            956    $52,140,686  100.00%  10.333%    712     $54,540     93.70%  41.21%   45.61% 100.00%
                                  ===    ===========  ======   ======     ===     =======    ======   =====   ======  ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.000% per annum to 18.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 17.950% per annum.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   TOTAL COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
NEXT RATE                      MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
ADJUSTMENT DATE                  LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
---------------                -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
August 2006                       956    $52,140,686  100.00%  10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ---    -----------  ------   ------     ---     -------    -----    -----    -----  ------
TOTAL:                            956    $52,140,686  100.00%  10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ===    ===========  ======   ======     ===     =======    =====    =====    =====  ======

CREDIT LIMITS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                       MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
CREDIT LIMITS ($)                LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-----------------              -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
$1 to $25,000                     122    $ 2,210,267    4.24%   9.861%    714     $ 18,117   89.70%   39.59%   51.51% 100.00%
$25,001 to $50,000                374     13,058,981   25.05   10.153     716       34,917   94.60    38.62    55.12  100.00
$50,001 to $75,000                219     12,797,485   24.54   10.408     714       58,436   94.94    41.69    40.72  100.00
$75,001 to $100,000               152     12,426,858   23.83   10.634     709       81,756   91.68    40.23    27.74  100.00
$100,001 to $125,000               45      4,660,569    8.94   10.565     706      103,568   94.84    44.84    35.79  100.00
$125,001 to $150,000               16      2,139,063    4.10   10.846     705      133,691   93.81    43.71    39.22  100.00
$150,001 to $175,000               11      1,669,082    3.20    8.554     730      151,735   94.87    49.79   100.00  100.00
$175,001 to $200,000                9      1,524,887    2.92   10.389     705      169,432   96.11    37.72    76.48  100.00
$200,001 to $225,000                4        640,289    1.23   11.086     689      160,072   97.87    39.18    67.20  100.00
$225,001 to $250,000                2        481,922    0.92    7.908     733      240,961   76.99     0.00   100.00  100.00
$250,001 to $275,000                2        531,282    1.02   10.478     692      265,641   94.60    46.07   100.00  100.00
                                  ---    -----------  ------   ------     ---     --------   -----    -----   ------  ------
TOTAL:                            956    $52,140,686  100.00%  10.333%    712     $ 54,540   93.70%   41.21%   45.61% 100.00%
                                  ===    ===========  ======   ======     ===     ========   =====    =====   ======  ======

As of the Cut-off Date, the Credit Limit of the Adjustable Rate Mortgage Loans ranged from approximately $10,000 to approximately $275,000 and the average Credit Limit of the Adjustable Rate Mortgage Loans was approximately $58,972.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   TOTAL COLLATERAL SUMMARY

CREDIT UTILIZATION RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF CREDIT                MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
UTILIZATION RATES (%)            LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
---------------------          -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
50.00% or less                     43    $   849,983    1.63%   9.173%    729     $19,767    82.88%   46.17%   59.97% 100.00%
50.01% to 55.00%                    8        226,281    0.43    9.404     703      28,285    85.49    41.92     4.12  100.00
55.01% to 60.00%                    7        292,433    0.56    9.002     739      41,776    78.38    33.89    47.86  100.00
60.01% to 65.00%                   14        417,425    0.80    9.538     718      29,816    87.26    36.64    42.77  100.00
65.01% to 70.00%                   11        343,960    0.66    9.201     714      31,269    82.50    45.29    57.48  100.00
70.01% to 75.00%                   14        615,323    1.18    9.441     715      43,952    87.39    46.75    39.03  100.00
75.01% to 80.00%                   21        866,526    1.66    9.325     734      41,263    93.03    39.79    31.29  100.00
80.01% to 85.00%                   14        614,400    1.18    9.051     723      43,886    87.83    41.36    49.69  100.00
85.01% to 90.00%                   26      1,252,169    2.40    8.932     729      48,160    89.09    43.85    67.07  100.00
90.01% to 95.00%                   44      2,096,627    4.02    9.370     722      47,651    90.70    43.56    61.92  100.00
95.01% to 100.00%                 754     44,565,559   85.47   10.519     710      59,106    94.65    41.11    44.41  100.00
                                  ---    -----------  ------   ------     ---     -------    -----    -----    -----  ------
TOTAL:                            956    $52,140,686  100.00%  10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ===    ===========  ======   ======     ===     =======    =====    =====    =====  ======

As of the Cut-off Date, the Credit Utilization Rates of the Adjustable Rate Mortgage Loans ranged from approximately 0.00% to 100.00% and the average Credit Utilization Rate for Adjustable Rate Mortgage Loans was approximately 92.49%.

ORIGINATORS

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
ORIGINATORS                      LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-----------                    -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Fieldstone                       1,538  $ 74,096,749   29.67%  10.714%    656     $48,177    98.92%   42.90%   34.33%   0.00%
CitiMortgage                       582    30,728,773   12.31    7.534     699      52,799    91.38    37.31    20.42    0.00
Decision One                       746    28,806,762   11.54   10.289     655      38,615    99.55    44.66    59.93    0.00
Quicken                            596    27,041,756   10.83    8.968     726      45,372    92.11    39.03    67.01  100.00
Other (each < 10.00%)            1,578    89,042,759   35.66   10.927     679      56,428    97.57    42.41    27.44   29.16
                                 -----  ------------  ------   ------     ---     -------    -----    -----    -----  ------
TOTAL:                           5,040  $249,716,798  100.00%  10.161%    677     $49,547    96.85%   42.14%   36.65%  21.23%
                                 =====  ============  ======   ======     ===     =======    =====    =====    =====  ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   CLOSED END SECOND LIENS COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $197,576,113
Aggregate Original Principal Balance      $198,941,805
Number of Mortgage Loans                         4,084

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $10,000   $450,000     $48,712
Outstanding Principal Balance   $ 2,543   $439,300     $48,378

                              MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                              -------   -------   --------------------
Original Term (mos)              120       360              208
Stated Remaining Term (mos)      108       358              201
Loan Age (mos)                     2        26                7
Current Interest Rate          6.000%   15.250%          10.115%
Original Loan-to-Value         24.85%   100.00%           97.68%
Credit Score (3)                 557       809              668

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   07/23/2015   05/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                        0.00%
2nd Lien                      100.00%

OCCUPANCY
Primary                        96.36%
Second Home                     0.70%
Investment                      2.93%

LOAN TYPE
Fixed Rate                    100.00%
ARM                             0.00%

AMORTIZATION TYPE
Fully Amortizing               25.58%
Interest Only                   0.44%
15/30 Balloon                  72.02%
30/40 Balloon                   1.96%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2004                            0.73%
2005                           58.52%
2006                           40.75%

LOAN PURPOSE
Purchase                       68.70%
Refinance - Rate/Term          13.51%
Refinance - Cashout            17.79%

PROPERTY TYPE
Single Family                  74.40%
Planned Unit Development       11.54%
Condominium                     6.15%
Two- to Four-Family             6.76%
Townhouse                       1.14%
Rowhouse                        0.01%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   CLOSED END SECOND LIENS COLLATERAL SUMMARY

MORTGAGE RATES

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                       MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
MORTGAGE RATES                   LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
--------------                 -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
5.501% to 6.000%                     2  $     53,464     0.03%    6.000%    617     $ 26,732   100.00%  43.93%   50.06%   0.00%
6.001% to 6.500%                    39     5,150,265     2.61     6.238     707      132,058    82.87   39.62    33.67    0.00
6.501% to 7.000%                    55     4,424,412     2.24     6.775     707       80,444    83.99   39.55    32.21    1.83
7.001% to 7.500%                   108     6,649,825     3.37     7.347     701       61,572    88.95   37.80    43.14    1.22
7.501% to 8.000%                   255    12,342,656     6.25     7.811     701       48,403    96.44   36.68    14.53    0.00
8.001% to 8.500%                   113     4,813,117     2.44     8.326     700       42,594    95.41   40.37    36.33    2.52
8.501% to 9.000%                   477    16,447,167     8.32     8.914     679       34,480    98.83   40.89    48.60    0.00
9.001% to 9.500%                   238    11,205,554     5.67     9.358     677       47,082    98.76   42.79    62.59    0.44
9.501% to 10.000%                  328    15,786,406     7.99     9.835     674       48,129    99.23   43.00    41.66    0.49
10.001% to 10.500%                 417    20,900,243    10.58    10.311     665       50,120    99.06   43.53    44.88    0.17
10.501% to 11.000%                 842    42,620,490    21.57    10.831     659       50,618    98.91   43.49    32.89    0.33
11.001% to 11.500%                 731    33,914,825    17.17    11.298     653       46,395    99.10   42.80    33.58    0.00
11.501% to 12.000%                 245    13,297,365     6.73    11.721     647       54,275    99.41   44.07    10.04    0.50
12.001% to 12.500%                  94     4,202,226     2.13    12.277     647       44,705    98.67   44.58     6.31    0.00
12.501% to 13.000%                  61     2,426,953     1.23    12.851     642       39,786    99.44   43.62     2.83    5.68
13.001% to 13.500%                  53     2,271,075     1.15    13.237     634       42,850    99.04   46.65     3.17    0.00
13.501% to 14.000%                  19       827,726     0.42    13.762     632       43,565    99.03   40.90     4.98    5.62
14.001% to 14.500%                   3        75,824     0.04    14.270     640       25,275    97.90   43.55     0.00   36.66
14.501% to 15.000%                   2        38,838     0.02    14.673     643       19,419    91.91   38.06     0.00    0.00
15.001% to 15.500%                   2       127,682     0.06    15.179     666       63,841    95.98   33.62     0.00    0.00
                                 -----  ------------   ------    ------     ---     --------   ------   -----    -----   -----
TOTAL:                           4,084  $197,576,113   100.00%   10.115%    668     $ 48,378    97.68%  42.27%   34.29%   0.44%
                                 =====  ============   ======    ======     ===     ========   ======   =====    =====   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 15.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 10.115% per annum.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   CLOSED END SECOND LIENS COLLATERAL SUMMARY

REMAINING MONTHS TO STATED MATURITY

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                       MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
REMAINING TERMS (MONTHS)         LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
------------------------       -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
97 to 108                            1  $     18,777     0.01%    8.450%    688     $18,777     95.82%  38.60%    0.00%  0.00%
109 to 120                          12       396,603     0.20     7.958     698      33,050     92.98   39.51    30.23   0.00
145 to 156                           1        33,617     0.02    10.500     613      33,617    100.00   38.66   100.00   0.00
157 to 168                          59     2,115,375     1.07     9.137     666      35,854     97.78   42.85    64.39   0.00
169 to 180                       3,031   143,749,675    72.76    10.586     662      47,426     98.64   43.08    35.26   0.00
205 to 216                           2        47,981     0.02    10.163     622      23,991     99.94   45.89   100.00   0.00
217 to 228                          77     3,486,417     1.76     8.000     693      45,278     95.60   38.89    25.66   0.00
229 to 240                         499    26,743,127    13.54     7.740     696      53,593     91.75   37.68    21.03   0.00
325 to 336                           2        78,897     0.04     9.735     674      39,449     94.04   42.04   100.00   0.00
337 to 348                          32     1,460,547     0.74    10.288     653      45,642     99.89   44.75    40.24   0.00
349 to 360                         368    19,445,098     9.84    10.421     670      52,840     98.96   43.04    42.78   4.44
                                 -----  ------------   ------    ------     ---     -------    ------   -----   ------   ----
TOTAL:                           4,084  $197,576,113   100.00%   10.115%    668     $48,378     97.68%  42.27%   34.29%  0.44%
                                 =====  ============   ======    ======     ===     =======    ======   =====   ======   ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 108 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 201 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF ORIGINAL MORTGAGE     MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
LOAN PRINCIPAL BALANCES          LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
--------------------------     -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
$1 to $25,000                      870  $ 17,372,407     8.79%   10.291%    654     $ 19,968    97.59%  40.02%   55.99%  0.00%
$25,001 to $50,000               1,822    65,763,258    33.29    10.155     660       36,094    98.31   42.15    46.82   0.54
$50,001 to $75,000                 759    46,570,603    23.57    10.102     672       61,358    98.23   42.84    27.07   0.70
$75,001 to $100,000                362    31,147,280    15.76    10.526     668       86,042    98.43   42.95    20.46   0.26
$100,001 to $125,000               154    17,094,172     8.65    10.095     678      111,001    98.23   43.00    19.08   0.61
$125,001 to $150,000                56     7,619,213     3.86     9.519     687      136,057    95.96   41.21     8.84   0.00
$150,001 to $175,000                25     4,076,935     2.06     9.744     683      163,077    94.47   43.02    28.46   0.00
$175,001 to $200,000                22     4,203,974     2.13     9.281     694      191,090    92.41   42.55    26.89   0.00
$200,001 to $225,000                 3       636,650     0.32    10.192     640      212,217   100.00   43.21   100.00   0.00
$225,001 to $250,000                 7     1,700,121     0.86     8.522     681      242,874    82.88   36.88     0.00   0.00
$250,001 to $275,000                 1       269,584     0.14     6.150     725      269,584    84.22   37.86   100.00   0.00
$275,001 to $300,000                 1       292,158     0.15     6.200     690      292,158    65.84   41.81   100.00   0.00
$375,001 to $400,000                 1       390,457     0.20     6.200     726      390,457    81.48   41.93   100.00   0.00
$425,001 to $450,000                 1       439,300     0.22     6.700     712      439,300    79.65   42.96   100.00   0.00
                                 -----  ------------   ------    ------     ---     --------   ------   -----   ------   ----
TOTAL:                           4,084  $197,576,113   100.00%   10.115%    668     $ 48,378    97.68%  42.27%   34.29%  0.44%
                                 =====  ============   ======    ======     ===     ========   ======   =====   ======   ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $2,543 to approximately $439,300 and the average outstanding principal balance of the Mortgage Loans was approximately $48,378.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   CLOSED END SECOND LIENS COLLATERAL SUMMARY

PRODUCT TYPES

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
PRODUCT TYPES                    LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-------------                  -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Closed End 10 Year Fixed Loans      13  $    415,379    0.21%   7.981%    697     $31,952    93.11%   39.47%   28.87%  0.00%
Closed End 15 Year Fixed Loans     105     3,605,391    1.82    8.216     689      34,337    90.02    38.81    43.70   0.00
Closed End 20 Year Fixed Loans     578    30,277,525   15.32    7.773     695      52,383    92.21    37.83    21.69   0.00
Closed End 30 Year Fixed Loans     343    17,105,141    8.66   10.440     668      49,869    98.87    42.46    40.44   5.05
Closed End 15/30 Balloon Loans   2,986   142,293,276   72.02   10.624     661      47,653    98.85    43.19    35.49   0.00
Closed End 30/40 Balloon Loans      59     3,879,400    1.96   10.275     673      65,753    99.62    46.26    53.31   0.00
                                 -----  ------------  ------   ------     ---     -------    -----    -----    -----   ----
TOTAL:                           4,084  $197,576,113  100.00%  10.115%    668     $48,378    97.68%   42.27%   34.29%  0.44%
                                 =====  ============  ======   ======     ===     =======    =====    =====    =====   ====

AMORTIZATION TYPE

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
AMORTIZATION TYPE                LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-----------------              -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Fully Amortizing                 1,023  $ 50,539,647   25.58%   8.667%    685     $49,403     94.21%  39.38%   29.30%   0.00%
Balloon                          3,045   146,172,676   73.98   10.615     662      48,004     98.87   43.27    35.97    0.00
60 Month Interest-Only              14       770,120    0.39   10.366     708      55,009     98.37   43.91    41.45  100.00
120 Month Interest-Only              2        93,670    0.05    9.057     762      46,835    100.00   42.22    53.88  100.00
                                 -----  ------------  ------   ------     ---     -------    ------   -----    -----  ------
TOTAL:                           4,084  $197,576,113  100.00%  10.115%    668     $48,378     97.68%  42.27%   34.29%   0.44%
                                 =====  ============  ======   ======     ===     =======    ======   =====    =====  ======

ADJUSTMENT TYPE

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
ADJUSTMENT TYPE                  LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
---------------                -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Fixed Rate                       4,084  $197,576,113  100.00%  10.115%    668     $48,378    97.68%   42.27%   34.29%  0.44%
                                 -----  ------------  ------   ------     ---     -------    -----    -----    -----   ----
TOTAL:                           4,084  $197,576,113  100.00%  10.115%    668     $48,378    97.68%   42.27%   34.29%  0.44%
                                 =====  ============  ======   ======     ===     =======    =====    =====    =====   ====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   CLOSED END SECOND LIENS COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
GEOGRAPHIC                     MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
DISTRIBUTION                     LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
------------                   -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Alabama                             12  $    433,486    0.22%   9.033%    675     $36,124     95.97%  36.07%   43.41%  0.00%
Alaska                               1        55,446    0.03   12.800     624      55,446    100.00   47.54     0.00   0.00
Arizona                            163     7,447,946    3.77   10.389     665      45,693     98.30   40.23    36.09   0.58
Arkansas                             9       265,625    0.13    9.994     644      29,514     97.42   38.62    43.75   0.00
California                         804    64,775,715   32.79   10.164     677      80,567     97.30   43.33    19.65   0.19
Colorado                           221     9,330,058    4.72    9.792     662      42,217     98.27   41.43    45.65   0.87
Connecticut                         20       918,174    0.46    8.989     675      45,909     93.14   40.91    41.86   0.00
Delaware                             7       232,108    0.12   10.634     641      33,158     97.32   41.28    54.71   0.00
District of Columbia                 4       152,806    0.08    9.482     730      38,202     90.34   36.75    39.02   0.00
Florida                            313    16,045,751    8.12   10.494     666      51,264     96.52   41.71    26.88   2.06
Georgia                            178     6,680,346    3.38   10.016     669      37,530     98.18   40.99    36.23   3.79
Hawaii                               1        49,505    0.03   10.100     686      49,505    100.00   42.88     0.00   0.00
Idaho                               24       574,480    0.29   11.018     656      23,937     98.27   40.54    54.84   0.00
Illinois                           254    11,141,309    5.64   10.639     659      43,863     98.19   43.17    35.99   0.00
Indiana                             53     1,293,159    0.65   10.373     653      24,399     98.91   38.92    54.53   0.00
Iowa                                57     1,452,680    0.74   10.709     647      25,486     99.71   40.90    61.07   0.00
Kansas                              38     1,000,203    0.51   10.467     660      26,321     99.07   39.16    57.89   0.00
Kentucky                            19       657,530    0.33    9.472     657      34,607     98.74   41.46    44.59   0.00
Louisiana                           11       343,371    0.17   10.937     679      31,216     99.42   43.61    20.27   0.00
Maine                                9       249,736    0.13   10.665     638      27,748     98.16   49.28    42.11   0.00
Maryland                            84     5,309,545    2.69   10.156     670      63,209     95.09   43.32    31.79   0.00
Massachusetts                       56     3,229,122    1.63   10.733     666      57,663     98.55   42.03    32.37   0.00
Michigan                            85     2,670,151    1.35   10.153     658      31,414     99.20   41.92    47.45   0.00
Minnesota                          155     6,501,315    3.29    9.589     660      41,944     98.68   41.30    50.37   0.53
Mississippi                         10       259,985    0.13   11.061     639      25,999    100.00   40.95    61.75   0.00
Missouri                           118     3,731,008    1.89    9.905     665      31,619     97.47   40.39    53.90   0.00
Montana                              8       275,149    0.14   10.564     652      34,394     97.91   44.60    51.88   0.00
Nebraska                            28       875,866    0.44    9.830     663      31,281     98.98   36.92    46.90   0.00
Nevada                              77     4,359,357    2.21   10.643     667      56,615     99.05   44.44    38.32   0.00
New Hampshire                       15       884,247    0.45    9.385     675      58,950     94.36   44.55    29.82   0.00
New Jersey                          31     1,733,302    0.88   10.109     663      55,913     97.24   44.89    35.61   0.00
New Mexico                          20       709,057    0.36   11.046     650      35,453     99.36   36.81    54.10   0.00
New York                            35     2,695,125    1.36    8.237     706      77,004     91.46   41.84    39.32   0.00
North Carolina                     120     3,678,073    1.86   10.320     658      30,651     98.39   40.60    50.52   0.00
North Dakota                         1        22,671    0.01    8.750     702      22,671    100.00   36.91     0.00   0.00
Ohio                                87     2,617,809    1.32    9.728     666      30,090     98.75   40.46    47.18   0.00
Oklahoma                            25       659,648    0.33   10.227     659      26,386     99.79   41.05    47.74   0.00
Oregon                              83     3,755,570    1.90    9.705     676      45,248     97.61   42.34    46.33   0.00
Pennsylvania                        55     1,884,008    0.95    9.989     678      34,255     97.80   43.54    50.41   0.00
Rhode Island                        14       694,284    0.35   10.996     665      49,592     98.30   43.27    21.54   0.00
South Carolina                      36       961,109    0.49    9.705     672      26,697     98.81   40.83    46.64   0.00
South Dakota                         6       182,126    0.09    9.470     661      30,354     99.69   38.30    45.55   0.00
Tennessee                           64     2,065,216    1.05    9.034     665      32,269     98.90   44.44    56.98   0.00
Texas                              293     7,995,822    4.05    9.114     646      27,289     99.42   40.16    52.04   0.00
Utah                                65     2,299,326    1.16   10.123     668      35,374     97.53   40.06    44.96   0.00
Vermont                              2        69,713    0.04   10.464     657      34,856     97.14   43.57    71.41   0.00
Virginia                            76     4,070,035    2.06   10.526     658      53,553     97.11   42.58    36.68   0.00
Washington                         158     7,443,328    3.77   10.418     666      47,110     98.86   43.31    46.38   0.00
West Virginia                        6       300,937    0.15    9.570     657      50,156     98.19   36.68    32.79   0.00
Wisconsin                           70     2,445,898    1.24    9.577     663      34,941     98.67   41.31    49.93   0.00
Wyoming                              3        97,877    0.05   10.242     686      32,626     98.60   48.71    44.13   0.00
                                 -----  ------------  ------   ------     ---     -------    ------   -----    -----   ----
TOTAL:                           4,084  $197,576,113  100.00%  10.115%    668     $48,378     97.68%  42.27%   34.29%  0.44%
                                 =====  ============  ======   ======     ===     =======    ======   =====    =====   ====

No more than approximately 0.27% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   CLOSED END SECOND LIENS COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF ORIGINAL              MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
LOAN-TO-VALUE RATIOS             LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
--------------------           -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
50.00% or less                       5  $    275,009     0.14%    7.392%    693     $ 55,002   40.53%   40.69%   46.56%  0.00%
50.01% to 55.00%                     1        34,695     0.02     7.000     623       34,695   51.04    40.54   100.00   0.00
55.01% to 60.00%                     5       357,863     0.18     6.901     677       71,573   58.44    40.02    58.98   0.00
60.01% to 65.00%                     5       418,449     0.21     8.629     670       83,690   63.65    47.74    54.22   0.00
65.01% to 70.00%                    10     1,313,897     0.67     6.631     694      131,390   67.04    42.76    45.82   0.00
70.01% to 75.00%                    10       824,056     0.42     7.398     686       82,406   72.56    31.78    32.53   0.00
75.01% to 80.00%                    28     2,698,878     1.37     7.171     683       96,389   78.28    40.01    46.48   0.00
80.01% to 85.00%                    18     1,313,289     0.66     7.400     704       72,960   82.78    40.07    75.48   0.00
85.01% to 90.00%                   352    16,057,450     8.13     8.695     691       45,618   89.60    38.43    26.47   0.00
90.01% to 95.00%                   319    13,568,045     6.87     9.842     684       42,533   94.28    40.42    29.75   1.72
95.01% to 100.00%                3,331   160,714,482    81.34    10.410     663       48,248   99.88    42.91    34.69   0.39
                                 -----  ------------   ------    ------     ---     --------   -----    -----    -----   ----
TOTAL:                           4,084  $197,576,113   100.00%   10.115%    668     $ 48,378   97.68%   42.27%   34.29%  0.44%
                                 =====  ============   ======    ======     ===     ========   =====    =====    =====   ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 24.85% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. All of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 97.68%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.08%.

DEBT-TO-INCOME RATIOS

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF DEBT-TO-              MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
INCOME RATIOS                    LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-----------------              -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Not Available                       49  $  2,283,924     1.16%   11.182%    738     $46,611    98.48%    0.00%    0.00%  0.00%
5.01% to 10.00%                     10       409,294     0.21    10.157     658      40,929    96.87     8.33    13.59   0.00
10.01% to 15.00%                    18       854,925     0.43    10.530     680      47,496    97.55    12.63     5.46   0.00
15.01% to 20.00%                    42     1,567,266     0.79     9.786     678      37,316    96.44    17.24    23.62   0.00
20.01% to 25.00%                   103     4,320,491     2.19     9.552     670      41,947    95.35    22.64    33.79   0.00
25.01% to 30.00%                   220     8,721,898     4.41     9.539     676      39,645    96.71    27.87    32.42   0.00
30.01% to 35.00%                   374    16,398,775     8.30     9.404     676      43,847    97.08    32.81    29.48   0.49
35.01% to 40.00%                   648    30,546,530    15.46     9.807     673      47,140    97.34    37.62    27.75   0.65
40.01% to 45.00%                   977    50,314,899    25.47     9.844     674      51,499    96.43    42.78    28.49   0.00
45.01% to 50.00%                  1191    62,775,551    31.77    10.735     658      52,708    98.86    47.88    32.28   0.93
50.01% to 55.00%                   439    18,762,469     9.50    10.173     657      42,739    99.06    52.89    77.57   0.00
55.01% to 60.00%                    13       620,092     0.31     9.886     660      47,699    99.11    55.72    84.98   0.00
                                 -----  ------------   ------    ------     ---     -------    -----    -----    -----   ----
TOTAL:                           4,084  $197,576,113   100.00%   10.115%    668     $48,378    97.68%   42.27%   34.29%  0.44%
                                 =====  ============   ======    ======     ===     =======    =====    =====    =====   ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 6.37% to 58.77% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.27%.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   CLOSED END SECOND LIENS COLLATERAL SUMMARY

LOAN PURPOSE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
LOAN PURPOSE                     LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
------------                   -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Purchase                         2,859  $135,737,417    68.70%   10.482%    667     $47,477    99.21%   42.91%   33.21%  0.48%
Refinance - Cashout                759    35,142,761    17.79     9.446     669      46,301    94.75    41.09    37.57   0.52
Refinance - Rate Term              466    26,695,934    13.51     9.131     673      57,287    93.73    40.56    35.47   0.12
                                 -----  ------------   ------    ------     ---     -------    -----    -----    -----   ----
TOTAL:                           4,084  $197,576,113   100.00%   10.115%    668     $48,378    97.68%   42.27%   34.29%  0.44%
                                 =====  ============   ======    ======     ===     =======    =====    =====    =====   ====

PROPERTY TYPE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
PROPERTY TYPE                    LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-------------                  -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Single Family                    3,072  $146,995,941    74.40%   10.029%    668     $47,850     97.56%  42.13%   33.29%  0.30%
Planned Unit Development           474    22,801,740    11.54    10.269     662      48,105     98.39   42.37    44.12   1.84
Two- to Four-Family                216    13,346,800     6.76    10.344     680      61,791     96.63   42.27    26.53   0.00
Condominium                        271    12,147,083     6.15    10.662     661      44,823     98.87   43.93    38.79   0.00
Townhouse                           50     2,259,385     1.14     9.852     666      45,188     97.45   41.14    22.65   0.00
Rowhouse                             1        25,163     0.01    10.950     622      25,163    100.00   48.30     0.00   0.00
                                 -----  ------------   ------    ------     ---     -------    ------   -----    -----   ----
TOTAL:                           4,084  $197,576,113   100.00%   10.115%    668     $48,378     97.68%  42.27%   34.29%  0.44%
                                 =====  ============   ======    ======     ===     =======    ======   =====    =====   ====

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   CLOSED END SECOND LIENS COLLATERAL SUMMARY

DOCUMENTATION

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
                                 LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
                               -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
FIELDSTONE UNDERWRITING
Stated Income                      692  $ 38,413,629    19.44%   10.878%    671     $ 55,511    98.79%  43.45%    0.00%  0.00%
Full Documentation                 683    25,439,359    12.88    10.495     637       37,246    99.10   44.20   100.00   0.00
12 Month Bank Statements           120     7,879,668     3.99    10.682     651       65,664    99.17   38.00     0.00   0.00
24 Month Bank Statements            36     2,129,448     1.08    10.610     650       59,151    97.98   35.37     0.00   0.00
Limited Documentation                7       234,644     0.12     9.856     655       33,521   100.00   43.31     0.00   0.00
                                 -----  ------------   ------    ------     ---     --------   ------   -----   ------   ----
   SUB-TOTAL                     1,538  $ 74,096,749    37.50%   10.714%    656     $ 48,177    98.92%  42.90%   34.33%  0.00%
                                 -----  ------------   ------    ------     ---     --------   ------   -----   ------   ----
DECISION ONE UNDERWRITING
Full Documentation                 508  $ 17,264,212     8.74%   10.208%    641     $ 33,985    99.58%  46.83%  100.00%  0.00%
Stated Income                      204     9,966,401     5.04    10.492     681       48,855    99.51   41.98     0.00   0.00
6 Month Bank Statements             27     1,066,122     0.54     9.968     649       39,486    99.27   38.90     0.00   0.00
12 Month Bank Statements             6       494,127     0.25     9.747     651       82,355   100.00   35.32     0.00   0.00
24 Month Bank Statements             1        15,899     0.01     8.990     682       15,899   100.00   43.55     0.00   0.00
                                 -----  ------------   ------    ------     ---     --------   ------   -----   ------   ----
   SUB-TOTAL                       746  $ 28,806,762    14.58%   10.289%    655     $ 38,615    99.55%  44.66%   59.93%  0.00%
                                 -----  ------------   ------    ------     ---     --------   ------   -----   ------   ----
CITIMORTGAGE UNDERWRITING
Stated Income-LOV                  457  $ 24,262,642    12.28%    7.562%    703     $ 53,091    93.42%  36.97%    0.00%  0.00%
Full Doc-LOV                       118     4,883,890     2.47     7.737     675       41,389    85.21   38.00   100.00   0.00
Full Doc-O&E                         4     1,391,499     0.70     6.348     714      347,875    78.15   41.44   100.00   0.00
Verified Asset-LOV                   3       190,742     0.10     7.425     661       63,581    86.34   33.63     0.00   0.00
                                 -----  ------------   ------    ------     ---     --------   ------   -----   ------   ----
   SUB-TOTAL                       582  $ 30,728,773    15.55%    7.534%    699     $ 52,799    91.38%  37.31%   20.42%  0.00%
                                 -----  ------------   ------    ------     ---     --------   ------   -----   ------   ----
OTHER UNDERWRITING
Full Documentation                 389  $ 18,772,660     9.50%    9.552%    668     $ 48,259    97.91%  42.86%  100.00%  1.97%
Other Documentation                829    45,171,168    22.86    11.012     674       54,489    98.62   42.86     0.00   1.09
                                 -----  ------------   ------    ------     ---     --------   ------   -----   ------   ----
   SUB-TOTAL                     1,218  $ 63,943,828    32.36%   10.583%    672     $ 52,499    98.42%  42.86%   29.36%  1.35%
                                 -----  ------------   ------    ------     ---     --------   ------   -----   ------   ----
TOTAL:                           4,084  $197,576,113   100.00%   10.115%    668     $ 48,378    97.68%  42.27%   34.29%  0.44%
                                 =====  ============   ======    ======     ===     ========   ======   =====   ======   ====

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   CLOSED END SECOND LIENS COLLATERAL SUMMARY

OCCUPANCY

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
OCCUPANCY                        LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
---------                      -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Primary                          3,880  $190,386,049   96.36%  10.079%    667     $49,069    97.87%   42.42%   34.90%  0.34%
Investment                         171     5,797,870    2.93   11.076     700      33,906    90.94    37.49    16.14   2.59
Second Home                         33     1,392,193    0.70   11.115     708      42,188    99.08    41.48    27.15   4.74
                                 -----  ------------  ------   ------     ---     -------    -----    -----    -----   ----
TOTAL:                           4,084  $197,576,113  100.00%  10.115%    668     $48,378    97.68%   42.27%   34.29%  0.44%
                                 =====  ============  ======   ======     ===     =======    =====    =====    =====   ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
MORTGAGE LOANS                 MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
AGE (MONTHS)                     LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
--------------                 -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
2                                   74  $  3,846,454    1.95%  11.348%    678     $51,979     98.76%  43.38%   23.83%  12.10%
3                                  965    47,339,110   23.96   11.075     653      49,056     99.47   43.74    27.90    0.22
4                                  551    26,516,971   13.42   10.917     652      48,125     99.04   42.96    36.18    0.38
5                                   42     2,536,204    1.28   11.339     676      60,386     99.24   42.24    12.41    2.60
6                                  240    13,373,295    6.77   10.222     677      55,722     97.71   42.90    43.19    0.00
7                                  260    14,048,388    7.11   10.171     687      54,032     98.03   41.10    22.72    0.36
8                                  368    17,350,238    8.78   10.081     667      47,147     98.73   41.30    46.15    0.45
9                                  617    25,833,223   13.08   10.218     662      41,869     98.70   44.33    49.61    0.00
10                                 483    24,109,719   12.20    8.753     684      49,917     94.33   40.40    31.23    0.00
11                                 310    15,380,899    7.78    7.727     694      49,616     91.51   37.75    22.05    0.00
12                                  90     3,893,306    1.97    7.865     692      43,259     95.33   39.21    31.91    0.00
13                                   9       256,091    0.13    8.785     662      28,455     97.94   41.40    73.99    0.00
14                                   5       262,431    0.13   10.203     668      52,486    100.00   41.54    25.06    0.00
15                                  19       898,293    0.45    9.959     664      47,279     99.67   44.38    36.51    0.00
16                                  10       327,209    0.17   10.071     646      32,721     99.50   43.39    55.51    0.00
17                                   3       159,805    0.08   10.458     701      53,268    100.00   46.67    31.01    0.00
18                                   5       218,318    0.11   10.286     662      43,664     99.39   42.44    49.64    0.00
19                                   4       231,044    0.12    8.623     697      57,761     98.00   50.01    67.80    0.00
20                                  13       462,868    0.23   10.007     641      35,605     99.38   44.47    56.38    0.00
21                                   7       183,189    0.09   10.162     652      26,170     98.67   34.69    39.88    0.00
22                                   4       188,562    0.10   11.720     588      47,140    100.00   47.04   100.00    0.00
24                                   2        62,172    0.03    9.696     629      31,086    100.00   40.67   100.00    0.00
25                                   2        77,391    0.04   10.075     683      38,696     98.22   49.03   100.00    0.00
26                                   1        20,932    0.01   10.800     557      20,932     84.00   23.68   100.00    0.00
                                 -----  ------------  ------   ------     ---     -------    ------   -----   ------   -----
TOTAL:                           4,084  $197,576,113  100.00%  10.115%    668     $48,378     97.68%  42.27%   34.29%   0.44%
                                 =====  ============  ======   ======     ===     =======    ======   =====   ======   =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 7 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   CLOSED END SECOND LIENS COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
ORIGINAL PREPAYMENT            MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
PENALTY TERM                     LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-------------------            -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
None                             2,488  $112,839,973   57.11%   9.689%    674     $45,354    96.45%   40.89%   34.05%  0.28%
12 Months                           28     1,769,483    0.90   10.924     666      63,196    99.27    46.09    35.17   0.00
24 Months                        1,132    59,610,883   30.17   10.578     660      52,660    99.30    43.64    36.31   0.06
36 Months                          436    23,355,774   11.82   10.929     659      53,568    99.29    45.08    30.23   2.21
                                 -----  ------------  ------   ------     ---     -------    -----    -----    -----   ----
TOTAL:                           4,084  $197,576,113  100.00%  10.115%    668     $48,378    97.68%   42.27%   34.29%  0.44%
                                 =====  ============  ======   ======     ===     =======    =====    =====    =====   ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                       MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
CREDIT SCORES                    LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-------------                  -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
557 to 575                           1  $     20,932    0.01%  10.800%    557     $20,932    84.00%   23.68%  100.00%  0.00%
576 to 600                          38     1,210,987    0.61   10.813     598      31,868    99.02    40.55    92.65   0.00
601 to 625                         772    29,591,974   14.98   10.906     615      38,332    99.39    43.68    68.23   0.00
626 to 650                       1,034    47,570,707   24.08   10.910     638      46,006    99.41    43.69    38.01   0.06
651 to 675                         791    38,635,471   19.55   10.377     662      48,844    97.28    42.73    33.70   0.29
676 to 700                         665    36,374,643   18.41    9.373     687      54,699    95.74    41.12    17.37   0.80
701 to 725                         486    27,442,935   13.89    8.727     713      56,467    95.82    39.53    18.44   0.38
726 to 750                         152     9,028,737    4.57    9.695     735      59,400    97.82    42.00    18.89   1.15
751 to 775                          90     5,057,408    2.56    9.959     761      56,193    98.81    42.15    24.73   2.82
776 to 800                          48     2,286,563    1.16    9.155     785      47,637    95.24    39.08    40.10   3.54
801 to 809                           7       355,756    0.18    9.243     805      50,822    98.66    42.15    17.49   0.00
                                 -----  ------------  ------   ------     ---     -------    -----    -----   ------   ----
TOTAL:                           4,084  $197,576,113  100.00%  10.115%    668     $48,378    97.68%   42.27%   34.29%  0.44%
                                 =====  ============  ======   ======     ===     =======    =====    =====   ======   ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 557 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 668.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   HELOC COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $52,140,686
Aggregate Original Principal Balance      $56,377,002
Number of Mortgage Loans                          956

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Credit Limit                    $10,000   $275,000     $58,972
Outstanding Principal Balance   $     0   $271,513     $54,540
Utilization Rate                   0.00%    100.00%      92.49%

                                                    WEIGHTED
                              MINIMUM   MAXIMUM   AVERAGE (2)
                              -------   -------   -----------
Original Term (mos)              180       360         331
Stated Remaining Term (mos)      164       349         319
Loan Age (mos)                     6        26          12
Original Draw Period             120       120         120
Remaining Draw Period             94       114         108
Current Interest Rate          7.000%   15.000%     10.333%
Initial Interest Rate Cap         NA        NA          NA
Periodic Rate Cap                 NA        NA          NA
Gross Margin                  -1.000%    7.250%      2.450%
Maximum Mortgage Rate         12.000%   18.000%     17.950%
Minimum Mortgage Rate          0.000%    7.250%      2.458%
Months to Roll                     1         1           1
Original Loan-to-Value          4.87%   100.00%      93.70%
Credit Score (3)                 528       811         712

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   03/01/2020   08/01/2035

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                        1.45%
2nd Lien                       98.55%

OCCUPANCY
Primary                        99.58%
Second Home                     0.42%
Investment                      0.00%

LOAN TYPE
Fixed Rate                      0.00%
ARM                           100.00%

AMORTIZATION TYPE
Fully Amortizing                0.00%
Interest Only                 100.00%
15/30 Balloon                   0.00%
30/40 Balloon                   0.00%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2004                            3.59%
2005                           96.15%
2006                            0.26%

LOAN PURPOSE
Purchase                       32.72%
Refinance - Rate/Term          23.74%
Refinance - Cashout            43.55%

PROPERTY TYPE
Single Family                  71.47%
Planned Unit Development       14.79%
Condominium                    12.36%
Two- to Four-Family             0.21%
Townhouse                       1.17%
Rowhouse                        0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   HELOC COLLATERAL SUMMARY

MORTGAGE RATES

                                NUMBER   AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF     PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                       MORTGAGE   BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
MORTGAGE RATES                   LOANS  OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
--------------                 -------- ----------- ---------- -------- -------- ----------- -------- -------- ------- -------
6.501% to 7.000%                    1   $    16,908     0.03%    7.000%    762     $16,908    88.62%    0.00%  100.00% 100.00%
7.501% to 8.000%                   35     2,494,099     4.78     7.892     744      71,260    79.16    24.75    71.68  100.00
8.001% to 8.500%                  115     6,314,218    12.11     8.304     739      54,906    90.15    44.56    84.68  100.00
8.501% to 9.000%                  155     6,696,750    12.84     8.792     741      43,205    94.53    32.92    72.23  100.00
9.001% to 9.500%                  148     6,371,944    12.22     9.281     711      43,054    93.09    41.63    58.55  100.00
9.501% to 10.000%                  79     3,347,722     6.42     9.735     711      42,376    94.86    46.11    43.53  100.00
10.001% to 10.500%                 63     3,774,468     7.24    10.208     708      59,912    91.82    44.99    33.83  100.00
10.501% to 11.000%                 76     4,796,461     9.20    10.763     704      63,111    96.71    42.39    41.96  100.00
11.001% to 11.500%                 60     3,859,609     7.40    11.347     695      64,327    94.68    41.61    23.67  100.00
11.501% to 12.000%                 49     2,834,807     5.44    11.855     706      57,853    94.54    40.77    29.69  100.00
12.001% to 12.500%                 61     3,967,948     7.61    12.334     705      65,048    99.35    38.97    22.62  100.00
12.501% to 13.000%                 79     5,168,464     9.91    12.731     684      65,424    97.19    40.55     7.85  100.00
13.001% to 13.500%                 25     1,884,490     3.61    13.318     669      75,380    93.48    39.79    12.22  100.00
13.501% to 14.000%                  6       457,179     0.88    13.750     653      76,197    95.59    39.14     0.00  100.00
14.001% to 14.500%                  3       105,619     0.20    14.074     631      35,206    95.12    42.83    24.14  100.00
14.501% to 15.000%                  1        50,000     0.10    15.000     604      50,000    68.00     0.00     0.00  100.00
                                  ---   -----------   ------    ------     ---     -------    -----    -----   ------  ------
TOTAL:                            956   $52,140,686   100.00%   10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ===   ===========   ======    ======     ===     =======    =====    =====   ======  ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 7.000% per annum to 15.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 10.333% per annum.

REMAINING MONTHS TO STATED MATURITY

                                NUMBER   AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF     PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                       MORTGAGE   BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
REMAINING TERMS (MONTHS)         LOANS  OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
------------------------       -------- ----------- ---------- -------- -------- ----------- -------- -------- ------- -------
157 to 168                          1   $    53,188     0.10%   14.050%    650     $53,188    99.95%   43.08%    0.00% 100.00%
265 to 276                         16       933,325     1.79    12.554     715      58,333    98.87    39.38     8.67  100.00
277 to 288                        185    11,804,986    22.64    12.211     708      63,811    98.57    38.89    27.03  100.00
289 to 300                        158    12,307,432    23.60    11.345     686      77,895    92.11    43.76    19.39  100.00
325 to 336                          1         8,748     0.02     8.875     720       8,748    85.90     0.00     0.00  100.00
337 to 348                        594    26,995,990    51.78     8.967     726      45,448    92.10    39.03    67.13  100.00
349 to 360                          1        37,018     0.07     9.625     728      37,018    94.96     0.00     0.00  100.00
                                  ---   -----------   ------    ------     ---     -------    -----    -----    -----  ------
TOTAL:                            956   $52,140,686   100.00%   10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ===   ===========   ======    ======     ===     =======    =====    =====    =====  ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 164 months to 349 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 319 months.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   HELOC COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                NUMBER   AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF     PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF ORIGINAL MORTGAGE     MORTGAGE   BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
LOAN PRINCIPAL BALANCES          LOANS  OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
--------------------------     -------- ----------- ---------- -------- -------- ----------- -------- -------- ------- -------
$1 to $25,000                     122   $ 2,210,267     4.24%    9.861%    714     $ 18,117   89.70%   39.59%   51.51% 100.00%
$25,001 to $50,000                374    13,058,981    25.05    10.153     716       34,917   94.60    38.62    55.12  100.00
$50,001 to $75,000                219    12,797,485    24.54    10.408     714       58,436   94.94    41.69    40.72  100.00
$75,001 to $100,000               152    12,426,858    23.83    10.634     709       81,756   91.68    40.23    27.74  100.00
$100,001 to $125,000               45     4,660,569     8.94    10.565     706      103,568   94.84    44.84    35.79  100.00
$125,001 to $150,000               16     2,139,063     4.10    10.846     705      133,691   93.81    43.71    39.22  100.00
$150,001 to $175,000               11     1,669,082     3.20     8.554     730      151,735   94.87    49.79   100.00  100.00
$175,001 to $200,000                9     1,524,887     2.92    10.389     705      169,432   96.11    37.72    76.48  100.00
$200,001 to $225,000                4       640,289     1.23    11.086     689      160,072   97.87    39.18    67.20  100.00
$225,001 to $250,000                2       481,922     0.92     7.908     733      240,961   76.99     0.00   100.00  100.00
$250,001 to $275,000                2       531,282     1.02    10.478     692      265,641   94.60    46.07   100.00  100.00
                                  ---   -----------   ------    ------     ---     --------   -----    -----   ------  ------
TOTAL:                            956   $52,140,686   100.00%   10.333%    712     $ 54,540   93.70%   41.21%   45.61% 100.00%
                                  ===   ===========   ======    ======     ===     ========   =====    =====   ======  ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $0 to approximately $271,513 and the average outstanding principal balance of the Mortgage Loans was approximately $54,540.

PRODUCT TYPES

                                NUMBER   AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF     PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE   BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
PRODUCT TYPES                    LOANS  OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-------------                  -------- ----------- ---------- -------- -------- ----------- -------- -------- ------- -------
10-Year Draw/5-Year
   Amortization HELOC               1   $    53,188     0.10%   14.050%    650     $53,188    99.95%   43.08%    0.00% 100.00%
10-Year Draw/15-Year
   Amortization HELOC             359    25,045,743    48.03    11.798     697      69,765    95.41    41.29    22.59  100.00
10-Year Draw/20-Year
   Amortization HELOC             596    27,041,756    51.86     8.968     726      45,372    92.11    39.03    67.01  100.00
                                  ---   -----------   ------    ------     ---     -------    -----    -----    -----  ------
TOTAL:                            956   $52,140,686   100.00%   10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ===   ===========   ======    ======     ===     =======    =====    =====    =====  ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   HELOC COLLATERAL SUMMARY

AMORTIZATION TYPE

                                NUMBER   AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF     PRINCIPAL     OF    WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE   BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
AMORTIZATION TYPE                LOANS  OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-----------------              -------- ----------- -------- -------- -------- ----------- -------- -------- ------- -------
120 Month Interest-Only           956   $52,140,686  100.00%  10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ---   -----------  ------   ------     ---     -------    -----    -----    -----  ------
TOTAL:                            956   $52,140,686  100.00%  10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ===   ===========  ======   ======     ===     =======    =====    =====    =====  ======

ADJUSTMENT TYPE

                                NUMBER   AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF     PRINCIPAL     OF    WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE   BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
ADJUSTMENT TYPE                  LOANS  OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
---------------                -------- ----------- -------- -------- -------- ----------- -------- -------- ------- -------
ARM                               956   $52,140,686  100.00%  10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ---   -----------  ------   ------     ---     -------    -----    -----    -----  ------
TOTAL:                            956   $52,140,686  100.00%  10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ===   ===========  ======   ======     ===     =======    =====    =====    =====  ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   HELOC COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                NUMBER   AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF     PRINCIPAL     OF    WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE   BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
GEOGRAPHIC DISTRIBUTION          LOANS  OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-----------------------        -------- ----------- -------- -------- -------- ----------- -------- -------- ------- -------
Alabama                             8   $   263,260    0.50%   9.381%    738     $32,908     97.89%  39.81%   59.92% 100.00%
Alaska                              5       205,507    0.39    8.898     725      41,101     90.35    0.00    60.26  100.00
Arizona                            25     1,690,318    3.24   10.386     702      67,613     92.21   37.47    34.66  100.00
California                        204    16,019,999   30.72   11.285     705      78,529     93.56   41.29    26.51  100.00
Colorado                           22     1,078,975    2.07   10.328     721      49,044     96.83   40.04    31.15  100.00
Connecticut                         9       277,010    0.53    9.877     722      30,779     90.83   39.79    82.20  100.00
Florida                            77     4,493,577    8.62   10.927     702      58,358     92.39   40.90    32.74  100.00
Georgia                            20       806,866    1.55   10.011     725      40,343     94.91   43.19    40.47  100.00
Hawaii                              4       147,768    0.28    8.064     748      36,942     68.25    0.00    38.04  100.00
Idaho                               4       204,812    0.39    9.852     712      51,203     93.90   34.43    30.26  100.00
Illinois                           27     1,185,875    2.27    9.972     725      43,921     96.17   37.83    60.88  100.00
Indiana                            15       498,617    0.96   10.203     698      33,241     89.44   39.47    53.85  100.00
Iowa                                6       206,549    0.40    8.788     714      34,425     88.39    0.00    70.50  100.00
Kansas                              4       179,484    0.34    9.053     741      44,871     97.20    0.00    62.19  100.00
Kentucky                            4       223,312    0.43    9.208     708      55,828     93.52    0.00   100.00  100.00
Louisiana                           4       106,345    0.20    9.865     707      26,586     99.80    0.00   100.00  100.00
Maine                               4       106,152    0.20    9.335     709      26,538     90.51    0.00    45.39  100.00
Maryland                           32     2,018,010    3.87   10.814     702      63,063     94.08   43.40    40.01  100.00
Massachusetts                       9       443,988    0.85    8.972     703      49,332     92.04    0.00    39.69  100.00
Michigan                          238     9,353,777   17.94    9.290     721      39,302     94.77   39.07    65.89  100.00
Minnesota                           2        72,998    0.14   12.342     719      36,499    100.00   43.37    65.76  100.00
Mississippi                         3       139,007    0.27    9.080     732      46,336     97.35    0.00    81.21  100.00
Missouri                           14       720,461    1.38   10.938     706      51,462     93.85   45.34    26.89  100.00
Montana                             1        24,368    0.05   10.750     645      24,368     79.98    0.00   100.00  100.00
Nevada                             21     1,834,257    3.52   11.147     696      87,346     98.16   43.03    35.09  100.00
New Hampshire                       8       335,032    0.64    9.801     738      41,879     94.72   48.76    66.15  100.00
New Jersey                         28     1,819,937    3.49    8.953     733      64,998     87.45   45.91    74.06  100.00
New Mexico                          7       356,688    0.68    9.348     712      50,955     91.30   43.94    80.49  100.00
New York                           13       846,540    1.62    9.076     725      65,118     89.31   46.82    66.54  100.00
North Carolina                     17       717,260    1.38    9.234     708      42,192     95.89   26.28    63.62  100.00
Oklahoma                           10       364,262    0.70    8.878     742      36,426     93.88   48.91    96.10  100.00
Oregon                             20     1,046,619    2.01   10.126     719      52,331     96.40   43.94    58.30  100.00
Pennsylvania                       10       680,212    1.30    9.263     729      68,021     94.16   34.00    62.37  100.00
South Carolina                      8       229,166    0.44   10.125     727      28,646     97.49   40.79    32.66  100.00
South Dakota                        1        26,388    0.05   10.375     730      26,388    100.00    0.00     0.00  100.00
Utah                               16       653,273    1.25   11.180     712      40,830     97.78   36.96    49.37  100.00
Vermont                             1        29,302    0.06    9.125     727      29,302     99.86    0.00   100.00  100.00
Virginia                           31     1,635,655    3.14    9.226     713      52,763     92.29   44.15    79.10  100.00
Washington                          2       118,737    0.23   12.189     731      59,369    100.00   18.84     0.00  100.00
West Virginia                       4       157,631    0.30    9.285     721      39,408     97.59    0.00    82.89  100.00
Wisconsin                          17       797,686    1.53   10.236     718      46,923     92.14   39.16    31.91  100.00
Wyoming                             1        25,004    0.05   10.750     668      25,004     95.00    0.00   100.00  100.00
                                  ---   -----------  ------   ------     ---     -------    ------   -----   ------  ------
TOTAL:                            956   $52,140,686  100.00%  10.333%    712     $54,540     93.70%  41.21%   45.61% 100.00%
                                  ===   ===========  ======   ======     ===     =======    ======   =====   ======  ======

No more than approximately 0.91% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   HELOC COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                NUMBER   AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF     PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF ORIGINAL              MORTGAGE   BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
LOAN-TO-VALUE RATIOS             LOANS  OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
--------------------           -------- ----------- -------- -------- -------- ----------- -------- -------- ------- -------
50.00% or less                      6   $   326,253    0.63%  10.021%    655     $54,375    33.58%   39.14%    3.80% 100.00%
50.01% to 55.00%                    5       227,333    0.44    9.379     723      45,467    52.04    39.84    16.87  100.00
55.01% to 60.00%                    1        57,430    0.11    9.125     711      57,430    55.45     0.00     0.00  100.00
60.01% to 65.00%                   12       400,045    0.77   10.045     697      33,337    63.24    42.33    21.59  100.00
65.01% to 70.00%                   14       922,816    1.77    9.425     709      65,915    67.91    39.93    37.04  100.00
70.01% to 75.00%                   18       785,703    1.51    9.174     704      43,650    72.81    41.56    35.34  100.00
75.01% to 80.00%                   33     1,708,227    3.28    9.530     695      51,764    78.26    45.53    40.24  100.00
80.01% to 85.00%                   42     1,835,253    3.52    9.174     715      43,696    82.74    44.34    42.15  100.00
85.01% to 90.00%                  172     8,576,009   16.45    9.474     707      49,861    88.93    43.98    50.93  100.00
90.01% to 95.00%                  173     9,004,391   17.27    9.944     719      52,049    93.97    40.41    53.14  100.00
95.01% to 100.00%                 480    28,297,225   54.27   10.920     714      58,953    99.66    40.66    43.86  100.00
                                  ---   -----------  ------   ------     ---     -------    -----    -----    -----  ------
TOTAL:                            956   $52,140,686  100.00%  10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ===   ===========  ======   ======     ===     =======    =====    =====    =====  ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 4.87% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 98.55% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 94.01%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 24.07%.

DEBT-TO-INCOME RATIOS

                                NUMBER   AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF     PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                       MORTGAGE   BALANCE   MORTGAGE  AVERAGE   CREDIT   BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
DEBT-TO-INCOME RATIOS            LOANS  OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
---------------------          -------- ----------- -------- -------- -------- ----------- -------- -------- ------- -------
Not Available                     575   $26,045,661   49.95%   8.984%    727     $45,297     92.20%   0.00%   66.82% 100.00%
0.01% to 5.00%                      2       144,700    0.28   12.432     687      72,350     96.12    3.86     0.00  100.00
5.01% to 10.00%                     1        81,000    0.16   11.375     766      81,000    100.00    7.90   100.00  100.00
10.01% to 15.00%                    7       454,334    0.87   11.705     698      64,905     98.62   13.07    38.28  100.00
15.01% to 20.00%                   11     1,050,664    2.02   12.204     688      95,515     99.29   17.84    23.21  100.00
20.01% to 25.00%                   10       488,882    0.94   11.523     692      48,888     91.50   22.82    36.41  100.00
25.01% to 30.00%                   17       681,378    1.31   12.200     703      40,081     97.62   27.65    10.33  100.00
30.01% to 35.00%                   32     1,721,995    3.30   11.432     716      53,812     98.08   32.60    18.97  100.00
35.01% to 40.00%                   55     3,689,384    7.08   12.143     700      67,080     92.86   38.04    17.28  100.00
40.01% to 45.00%                   96     6,610,625   12.68   11.644     694      68,861     94.44   42.67    25.78  100.00
45.01% to 50.00%                  141    10,538,610   20.21   11.487     696      74,742     95.55   48.17    26.51  100.00
50.01% to 55.00%                    9       633,454    1.21   11.754     710      70,384     93.19   52.46    26.32  100.00
                                  ---   -----------  ------   ------     ---     -------    ------   -----   ------  ------
TOTAL:                            956   $52,140,686  100.00%  10.333%    712     $54,540     93.70%  41.21%   45.61% 100.00%
                                  ===   ===========  ======   ======     ===     =======    ======   =====   ======  ======

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 3.77% to 53.78% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to- Income Ratios was approximately 41.21%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   HELOC COLLATERAL SUMMARY

LOAN PURPOSE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
LOAN PURPOSE                     LOANS   OUTSTANDING    POOL     COUPON   SCORE   OUTSTANDING    LTV    INCOME    DOC     IO
------------                   -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Refinance - Cashout               364    $22,705,325    43.55%   10.341%    702     $62,377    90.19%   43.21%   38.26% 100.00%
Purchase                          310     17,058,295    32.72    11.195     719      55,027    98.49    38.76    38.19  100.00
Refinance - Rate Term             282     12,377,065    23.74     9.129     723      43,890    93.53    40.67    69.31  100.00
                                  ---    -----------   ------    ------     ---     -------    -----    -----    -----  ------
TOTAL:                            956    $52,140,686   100.00%   10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ===    ===========   ======    ======     ===     =======    =====    =====    =====  ======

PROPERTY TYPE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
PROPERTY TYPE                    LOANS   OUTSTANDING    POOL     COUPON   SCORE   OUTSTANDING    LTV    INCOME    DOC     IO
-------------                  -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Single Family                     709    $37,265,894    71.47%   10.213%    713     $52,561    93.25%   41.68%   44.03% 100.00%
Planned Unit Development          113      7,710,075    14.79    10.600     712      68,231    95.84    40.51    55.01  100.00
Condominium                       119      6,444,127    12.36    10.650     711      54,152    93.54    39.94    44.92  100.00
Townhouse                          12        609,822     1.17    10.605     700      50,818    97.75    40.95    30.84  100.00
Two- to Four-Family                 3        110,768     0.21    11.994     696      36,923    84.28    40.50    45.14  100.00
                                  ---    -----------   ------    ------     ---     -------    -----    -----    -----  ------
TOTAL:                            956    $52,140,686   100.00%   10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ===    ===========   ======    ======     ===     =======    =====    =====    =====  ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   HELOC COLLATERAL SUMMARY

DOCUMENTATION

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
                                 LOANS   OUTSTANDING    POOL     COUPON   SCORE   OUTSTANDING    LTV    INCOME    DOC     IO
                               -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
QUICKEN UNDERWRITING
Full Documentation                382    $18,121,864    34.76%    8.864%    726     $47,439    93.48%   40.87%  100.00% 100.00%
Stated Inc/Verified Assets
   (SIVA)                         138      6,469,598    12.41     9.174     727      46,881    88.49    36.08     0.00  100.00
Alternate/Substitute               55      1,602,017     3.07     9.011     725      29,128    90.87    23.32     0.00  100.00
Stated Income                      21        848,277     1.63     9.544     726      40,394    92.62     0.00     0.00  100.00
                                  ---    -----------   ------    ------     ---     -------    -----    -----   ------  ------
   SUB-TOTAL                      596    $27,041,756    51.86%    8.968%    726     $45,372    92.11%   39.03%   67.01% 100.00%
                                  ===    ===========   ======    ======     ===     =======    =====    =====   ======  ======
OTHER UNDERWRITING
Full Documentation                 75    $ 5,658,898    10.85%   11.332%    694     $75,452    97.09%   41.80%  100.00% 100.00%
Other Documentation               285     19,440,032    37.28    11.940     698      68,211    94.93    41.15     0.00  100.00
                                  ---    -----------   ------    ------     ---     -------    -----    -----   ------  ------
   SUB-TOTAL                      360    $25,098,930    48.14%   11.803%    697     $69,719    95.42%   41.30%   22.55% 100.00%
                                  ===    ===========   ======    ======     ===     =======    =====    =====   ======  ======
TOTAL:                            956    $52,140,686   100.00%   10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ===    ===========   ======    ======     ===     =======    =====    =====   ======  ======

OCCUPANCY

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
OCCUPANCY                        LOANS   OUTSTANDING    POOL     COUPON   SCORE   OUTSTANDING    LTV    INCOME    DOC     IO
---------                      -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Primary                           951    $51,919,599    99.58%   10.334%    712     $54,595    93.78%   41.19%   45.80% 100.00%
Second Home                         5        221,087     0.42     10.135    709      44,217    74.00    45.46     0.00  100.00
                                  ---    -----------   ------    ------     ---     -------    -----    -----    -----  ------
TOTAL:                            956    $52,140,686   100.00%   10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ===    ===========   ======    ======     ===     =======    =====    =====    =====  ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   HELOC COLLATERAL SUMMARY

MORTGAGE LOANS AGE SUMMARY

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
MORTGAGE LOANS AGE (MONTHS)      LOANS   OUTSTANDING    POOL     COUPON   SCORE   OUTSTANDING    LTV    INCOME    DOC     IO
---------------------------    -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
 6                                 31    $ 2,513,361     4.82%   10.947%    696     $81,076     95.32%  45.86%   27.74% 100.00%
 7                                 76      6,005,479    11.52    11.284     688      79,019     92.44   44.53    20.20  100.00
 8                                 34      2,496,046     4.79    11.434     682      73,413     87.04   42.66     3.46  100.00
 9                                 12        972,304     1.86    12.619     656      81,025     93.39   38.92    17.07  100.00
10                                  4        195,949     0.38    10.153     701      48,987     93.46   45.44    65.27  100.00
11                                569     26,105,498    50.07     8.982     726      45,880     92.52   37.08    67.83  100.00
12                                 25      1,214,514     2.33     9.242     716      48,581     87.54   47.35    61.40  100.00
13                                  3        247,209     0.47     9.688     712      82,403     96.00   44.83    79.93  100.00
14                                  3        251,034     0.48    11.597     678      83,678     98.45   29.91    18.27  100.00
15                                 30      1,712,004     3.28    11.902     713      57,067     96.83   33.77    18.64  100.00
16                                 74      4,666,112     8.95    12.303     709      63,056     98.76   40.00    23.86  100.00
17                                 45      2,694,029     5.17    12.629     707      59,867     98.88   41.88    17.76  100.00
18                                 20      1,355,818     2.60    12.112     713      67,791     97.61   37.25    40.74  100.00
19                                  9        490,015     0.94    12.373     692      54,446     98.32   39.32    44.18  100.00
20                                  1         97,457     0.19    13.250     643      97,457    100.00   16.08     0.00  100.00
23                                  4        190,532     0.37    12.354     693      47,633     99.35   26.06    16.68  100.00
24                                 13        761,504     1.46    12.496     719      58,577     99.04   38.44    10.63  100.00
25                                  3        171,821     0.33    12.809     694      57,274     98.12   43.54     0.00  100.00
                                  ---    -----------   ------    ------     ---     -------    ------   -----    -----  ------
TOTAL:                            956    $52,140,686   100.00%   10.333%    712     $54,540     93.70%  41.21%   45.61% 100.00%
                                  ===    ===========   ======    ======     ===     =======    ======   =====    =====  ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 12 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
ORIGINAL PREPAYMENT            MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
PENALTY TERM                     LOANS   OUTSTANDING    POOL     COUPON   SCORE   OUTSTANDING    LTV    INCOME    DOC     IO
-------------------            -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
None                              859    $44,041,971    84.47%   10.139%    718     $51,271    93.90%   40.12%   49.82% 100.00%
24 Months                          95      7,937,569    15.22    11.400     680      83,553    92.55    43.53    23.18  100.00
36 Months                           2        161,146     0.31    10.599     682      80,573    95.16    49.75     0.00  100.00
                                  ---    -----------   ------    ------     ---     -------    -----    -----    -----  ------
TOTAL:                            956    $52,140,686   100.00%   10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ===    ===========   ======    ======     ===     =======    =====    =====    =====  ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   HELOC COLLATERAL SUMMARY

CREDIT SCORES

                                NUMBER   AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF     PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                       MORTGAGE   BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
CREDIT SCORES                    LOANS  OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-------------                  -------- ----------- ---------- -------- -------- ----------- -------- -------- ------- -------
Not Available                       1   $   117,334     0.23%   12.650%     NA     $117,334    99.93%  47.33%    0.00% 100.00%
528 to 550                          1       100,000     0.19    13.500     528      100,000     4.87   39.74     0.00  100.00
576 to 600                          1        25,500     0.05    14.150     590       25,500   100.00   41.72   100.00  100.00
601 to 625                          5       334,365     0.64    13.376     621       66,873    89.43   35.55    15.29  100.00
626 to 650                         37     1,846,706     3.54    12.334     644       49,911    88.37   41.99    27.19  100.00
651 to 675                        107     6,350,535    12.18    11.535     666       59,351    92.64   41.91    50.93  100.00
676 to 700                        207    12,607,939    24.18    10.874     688       60,908    94.75   40.62    38.14  100.00
701 to 725                        227    12,338,339    23.66    10.007     712       54,354    93.67   41.75    42.97  100.00
726 to 750                        180     9,353,378    17.94     9.764     736       51,963    95.47   42.60    45.34  100.00
751 to 775                        116     5,776,702    11.08     9.155     764       49,799    93.77   37.26    61.04  100.00
776 to 800                         63     2,935,782     5.63     9.206     786       46,600    92.57   41.03    63.58  100.00
801 to 811                         11       354,106     0.68     9.155     807       32,191    92.30   34.00    63.29  100.00
                                  ---   -----------   ------    ------     ---     --------   ------   -----   ------  ------
TOTAL:                            956   $52,140,686   100.00%   10.333%    712     $ 54,540    93.70%  41.21%   45.61% 100.00%
                                  ===   ===========   ======    ======     ===     ========   ======   =====   ======  ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 528 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 712.

GROSS MARGINS

                                NUMBER   AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF     PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                       MORTGAGE   BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
GROSS MARGINS                    LOANS  OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
-------------                  -------- ----------- ---------- -------- -------- ----------- -------- -------- ------- -------
-1.000% to 0.000%                  36   $ 2,511,006     4.82%    7.886%    744     $69,750    79.22%   24.75%   71.87% 100.00%
0.001% to 0.500%                  115     6,314,218    12.11     8.304     739      54,906    90.15    44.56    84.68  100.00
0.501% to 1.000%                  155     6,696,750    12.84     8.792     741      43,205    94.53    32.92    72.23  100.00
1.001% to 1.500%                  147     6,304,348    12.09     9.278     711      42,887    93.01    40.25    58.10  100.00
1.501% to 2.000%                   77     3,141,921     6.03     9.713     715      40,804    94.97    46.66    44.40  100.00
2.001% to 2.500%                   63     3,787,507     7.26    10.179     706      60,119    92.46    44.86    37.15  100.00
2.501% to 3.000%                   66     3,879,336     7.44    10.687     706      58,778    95.74    43.09    34.62  100.00
3.001% to 3.500%                   37     2,732,903     5.24    11.114     690      73,862    93.27    41.25    50.01  100.00
3.501% to 4.000%                   57     3,409,513     6.54    11.504     704      59,816    97.13    42.63    14.31  100.00
4.001% to 4.500%                   63     3,857,397     7.40    12.098     704      61,229    96.85    38.54    31.28  100.00
4.501% to 5.000%                   83     5,798,688    11.12    12.591     690      69,864    97.53    40.81     7.77  100.00
5.001% to 5.500%                   36     2,246,479     4.31    13.086     683      62,402    98.65    37.65    17.68  100.00
5.501% to 6.000%                   17     1,305,002     2.50    13.569     660      76,765    90.23    41.63     3.79  100.00
6.001% to 6.500%                    3       105,619     0.20    14.074     631      35,206    95.12    42.83    24.14  100.00
7.000% to 7.500%                    1        50,000     0.10    15.000     604      50,000    68.00     0.00     0.00  100.00
                                  ---   -----------   ------    ------     ---     -------    -----    -----    -----  ------
TOTAL:                            956   $52,140,686   100.00%   10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ===   ===========   ======    ======     ===     =======    =====    =====    =====  ======

As of the Cut-off Date, the Gross Margin for the Mortgage Loans ranged from -1.000% per annum to 7.250% per annum and the weighted average Gross Margin of the Mortgage Loans was approximately 2.450% per annum.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   HELOC COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

                                NUMBER   AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF     PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF MAXIMUM               MORTGAGE   BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
MORTGAGE RATES                   LOANS  OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
----------------               -------- ----------- ---------- -------- -------- ----------- -------- -------- ------- -------
11.501% to 12.000%                  4   $   147,768     0.28%    8.064%    748     $36,942     68.25%   0.00%   38.04% 100.00%
14.501% to 15.000%                  1        24,368     0.05    10.750     645      24,368     79.98    0.00   100.00  100.00
15.501% to 16.000%                 16       664,785     1.27     9.283     707      41,549     95.56   26.28    60.75  100.00
16.501% to 17.000%                  7       306,371     0.59    12.478     697      43,767    100.00   38.21    34.08  100.00
17.501% to 18.000%                928    50,997,393    97.81    10.340     712      54,954     93.72   41.27    45.48  100.00
                                  ---   -----------   ------    ------     ---     -------    ------   -----   ------  ------
TOTAL:                            956   $52,140,686   100.00%   10.333%    712     $54,540     93.70%  41.21%   45.61% 100.00%
                                  ===   ===========   ======    ======     ===     =======    ======   =====   ======  ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Mortgage Loans ranged from 12.000% per annum to 18.000% per annum and the weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 17.950% per annum.

NEXT RATE ADJUSTMENT DATE

                                NUMBER   AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF     PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
NEXT RATE                      MORTGAGE   BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
ADJUSTMENT DATE                  LOANS  OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
---------------                -------- ----------- ---------- -------- -------- ----------- -------- -------- ------- -------
August 2006                       956   $52,140,686   100.00%   10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ---   -----------   ------    ------     ---     -------    -----    -----    -----  ------
TOTAL:                            956   $52,140,686   100.00%   10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ===   ===========   ======    ======     ===     =======    =====    =====    =====  ======

CREDIT LIMITS

                                NUMBER   AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF     PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE   BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
RANGE OF CREDIT LIMITS ($)       LOANS  OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
--------------------------     -------- ----------- ---------- -------- -------- ----------- -------- -------- ------- -------
$1 to $25,000                     122   $ 2,210,267     4.24%    9.861%    714     $ 18,117   89.70%   39.59%   51.51% 100.00%
$25,001 to $50,000                374    13,058,981    25.05    10.153     716       34,917   94.60    38.62    55.12  100.00
$50,001 to $75,000                219    12,797,485    24.54    10.408     714       58,436   94.94    41.69    40.72  100.00
$75,001 to $100,000               152    12,426,858    23.83    10.634     709       81,756   91.68    40.23    27.74  100.00
$100,001 to $125,000               45     4,660,569     8.94    10.565     706      103,568   94.84    44.84    35.79  100.00
$125,001 to $150,000               16     2,139,063     4.10    10.846     705      133,691   93.81    43.71    39.22  100.00
$150,001 to $175,000               11     1,669,082     3.20     8.554     730      151,735   94.87    49.79   100.00  100.00
$175,001 to $200,000                9     1,524,887     2.92    10.389     705      169,432   96.11    37.72    76.48  100.00
$200,001 to $225,000                4       640,289     1.23    11.086     689      160,072   97.87    39.18    67.20  100.00
$225,001 to $250,000                2       481,922     0.92     7.908     733      240,961   76.99     0.00   100.00  100.00
$250,001 to $275,000                2       531,282     1.02    10.478     692      265,641   94.60    46.07   100.00  100.00
                                  ---   -----------   ------    ------     ---     --------   -----    -----   ------  ------
TOTAL:                            956   $52,140,686   100.00%   10.333%    712     $ 54,540   93.70%   41.21%   45.61% 100.00%
                                  ===   ===========   ======    ======     ===     ========   =====    =====   ======  ======

As of the Cut-off Date, the Credit Limit of the Mortgage Loans ranged from approximately $10,000 to approximately $275,000 and the average Credit Limit of the Mortgage Loans was approximately $58,972.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2006-SL2
(MERRILL LYNCH LOGO)   HELOC COLLATERAL SUMMARY

CREDIT UTILIZATION RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF CREDIT                MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL DEBT-TO-   FULL  PERCENT
UTILIZATION RATES (%)            LOANS   OUTSTANDING   POOL    COUPON    SCORE  OUTSTANDING    LTV    INCOME    DOC      IO
---------------------          -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
50.00% or less                     43    $   849,983    1.63%   9.173%    729     $19,767    82.88%   46.17%   59.97% 100.00%
50.01% to 55.00%                    8        226,281    0.43    9.404     703      28,285    85.49    41.92     4.12  100.00
55.01% to 60.00%                    7        292,433    0.56    9.002     739      41,776    78.38    33.89    47.86  100.00
60.01% to 65.00%                   14        417,425    0.80    9.538     718      29,816    87.26    36.64    42.77  100.00
65.01% to 70.00%                   11        343,960    0.66    9.201     714      31,269    82.50    45.29    57.48  100.00
70.01% to 75.00%                   14        615,323    1.18    9.441     715      43,952    87.39    46.75    39.03  100.00
75.01% to 80.00%                   21        866,526    1.66    9.325     734      41,263    93.03    39.79    31.29  100.00
80.01% to 85.00%                   14        614,400    1.18    9.051     723      43,886    87.83    41.36    49.69  100.00
85.01% to 90.00%                   26      1,252,169    2.40    8.932     729      48,160    89.09    43.85    67.07  100.00
90.01% to 95.00%                   44      2,096,627    4.02    9.370     722      47,651    90.70    43.56    61.92  100.00
95.01% to 100.00%                 754     44,565,559   85.47   10.519     710      59,106    94.65    41.11    44.41  100.00
                                  ---    -----------  ------   ------     ---     -------    -----    -----    -----  ------
TOTAL:                            956    $52,140,686  100.00%  10.333%    712     $54,540    93.70%   41.21%   45.61% 100.00%
                                  ===    ===========  ======   ======     ===     =======    =====    =====    =====  ======

As of the Cut-off Date, the Credit Utilization Rates of the Mortgage Loans ranged from approximately 0.00% to 100.00% and the average Credit Utilization Rate for Mortgage Loans was approximately 92.49%.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

                 ASSUMED CLOSED END SECOND LIENS MORTGAGE LOANS

                                                            ORIGINAL       REMAINING                                   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION      ORIGINAL      REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
 -----------   --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
    47,429.04   10.850    10.350      180       176           360             356              0              0           12
 1,436,985.77   10.677    10.177      180       173           360             353              0              0           24
   822,656.59   10.674    10.174      180       171           360             351              0              0           36
    32,970.36   10.250     9.750      360       354           480             474              0              0           24
    27,330.80    9.290     8.790      180       170           180             170              0              0           24
    36,868.35    9.790     9.290      240       219           240             219              0              0           24
   293,053.60   10.908    10.408      240       231           240             231              0              0           36
   168,817.56   10.680    10.180      360       351           360             351              0              0           24
   319,302.77    9.144     8.644      360       354           360             354              0              0           36
   152,350.00   10.145     9.645      360       357           300             300             60             57           36
   228,169.51   12.666    12.166      180       174           360             354              0              0           12
 3,770,868.07   10.923    10.423      180       171           360             351              0              0           24
 1,638,503.51   11.441    10.941      180       173           360             353              0              0           36
    16,627.43   10.275     9.775      180       171           180             171              0              0           24
   152,478.55   10.362     9.862      240       228           240             228              0              0           24
   110,166.38   10.440     9.940      240       223           240             223              0              0           36
    44,550.71   10.890    10.390      360       357           360             357              0              0           12
 1,557,555.62    9.927     9.427      360       352           360             352              0              0           24
   452,028.52    9.640     9.140      360       353           360             353              0              0           36
    34,335.00    9.590     9.090      360       352           300             300             60             52           24
    47,934.39    9.900     9.400      180       177           360             357              0              0           36
    84,647.81    9.370     8.870      360       357           360             357              0              0           36
    41,349.74   10.750    10.250      360       345           360             345              0              0           36
    78,109.27   10.676    10.176      180       171           360             351              0              0           24
    31,888.51   11.140    10.640      180       171           360             351              0              0           36
    72,954.28   13.450    12.950      360       357           360             357              0              0           12
    37,899.50   10.115     9.615      360       354           360             354              0              0           12
   329,408.42   10.563    10.063      180       171           360             351              0              0           12
 9,201,806.12   10.369     9.869      180       171           360             351              0              0           24
 5,348,125.85   10.751    10.251      180       174           360             354              0              0           36
    19,506.47    8.990     8.490      180       170           180             170              0              0           36
   335,144.68   10.136     9.636      240       231           240             231              0              0           24
   256,109.70   10.688    10.188      240       232           240             232              0              0           36
   112,594.22   11.640    11.140      360       357           360             357              0              0           12
    71,413.89   11.568    11.068      360       354           360             354              0              0           24
   558,507.12   11.499    10.999      360       357           360             357              0              0           36
    37,500.00   11.000    10.500      360       358           300             300             60             58           36
   104,492.35   10.892    10.392      180       171           360             351              0              0           24
   151,883.42   11.210    10.710      180       176           360             356              0              0           36
    45,281.07    8.690     8.190      360       349           360             349              0              0           36
    99,431.94   10.440     9.940      180       172           360             352              0              0           24
    67,317.35    8.250     7.750      180       165           360             345              0              0           36
    58,692.56    9.971     9.471      180       171           360             351              0              0           24
   615,299.02   12.104    11.604      360       358           360             358              0              0           36
   326,746.00    9.031     8.531      360       358           300             300             60             58           36
   549,641.89   10.405     9.905      180       172           360             352              0              0           12
38,298,440.67   10.676    10.176      180       175           360             355              0              0           24
 9,136,796.75   11.273    10.773      180       176           360             356              0              0           36
   143,893.14   10.875    10.375      360       354           480             474              0              0           12
 1,228,717.65   10.219     9.719      360       354           480             474              0              0           24
 1,055,807.71    9.967     9.467      360       354           480             474              0              0           36
    55,055.20   10.490     9.990      240       223           240             223              0              0           24
   202,942.47    9.866     9.366      360       351           360             351              0              0           12
 2,722,580.39    9.958     9.458      360       351           360             351              0              0           24
 1,743,011.25   10.718    10.218      360       354           360             354              0              0           36
    36,084.53   12.000    11.500      240       218           240             218              0              0           24
    86,075.93   11.375    10.875      360       354           360             354              0              0           24
70,844,693.60   10.497     9.997      180       174           360             354              0              0            0
 1,418,011.46   10.492     9.992      360       354           480             474              0              0            0
   415,379.36    7.981     7.481      120       110           120             110              0              0            0
 3,541,926.02    8.193     7.693      180       170           180             170              0              0            0
29,002,564.21    7.652     7.152      240       229           240             229              0              0            0
 7,304,539.65   10.534    10.034      360       353           360             353              0              0            0
    93,670.00    9.057     8.557      360       353           240             240            120            113            0
   219,188.83   12.524    12.024      360       357           300             300             60             57            0

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

                          ASSUMED HELOC MORTGAGE LOANS


                                                                                    ORIGINAL  REMAINING
                                                          ORIGINAL      REMAINING   INTEREST   INTEREST             INITIAL
                            NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY       ONLY                RATE
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM        TERM       TERM      GROSS     CHANGE
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)   CAP(%)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------  -------
   100,000.00   13.500    13.000      300       293          180           180         120       113       5.750       NA
   654,122.82    8.621     8.121      360       348          240           240         120       108       0.621       NA
   731,993.66   10.206     9.706      300       287          180           180         120       107       2.305       NA
 7,105,575.47   11.494    10.994      300       293          180           180         120       113       3.744       NA
   161,145.71   10.599    10.099      300       293          180           180         120       113       2.849       NA
    53,187.69   14.050    13.550      180       164           60            60         120       104       6.300       NA
16,947,027.68   11.996    11.496      300       286          180           180         120       106       4.244       NA
26,387,632.93    8.977     8.477      360       348          240           240         120       108       0.977       NA

                                                      NUMBER OF
                                                        MONTHS            ORIGINAL
                                              RATE    UNTIL NEXT          MONTHS TO     CREDIT    REMAINING
                                             CHANGE      RATE            PREPAYMENT  UTILIZATION     DRAW
   CURRENT     PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT           PENALTY       RATE        TERM
 BALANCE ($)    CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE     INDEX  EXPIRATION      (%)       (MONTHS)
-------------  --------  -------  -------  ---------  ----------  -----  ----------  -----------  ---------
   100,000.00     NA      18.000   5.750       1           1      Prime      24         100.00       113
   654,122.82     NA      18.000   0.621       1           1      Prime       0          70.90       108
   731,993.66     NA      18.000   2.305       1           1      Prime      24          99.67       107
 7,105,575.47     NA      18.000   3.744       1           1      Prime      24          95.32       113
   161,145.71     NA      18.000   2.849       1           1      Prime      36          99.26       113
    53,187.69     NA      18.000   6.300       1           1      Prime       0          99.42       104
16,947,027.68     NA      17.982   4.252       1           1      Prime       0          96.73       106
26,387,632.93     NA      17.913   0.988       1           1      Prime       0          89.66       108

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

                                 SWAP CONTRACT

                                                FIXED
         BEGINNING     ENDING     NOTIONAL     STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   RATE (%)
------   ---------    -------   -----------   --------
   1      08/08/06   08/25/06             0     5.59%
   2      08/25/06   09/25/06             0     5.59%
   3      09/25/06   10/25/06             0     5.59%
   4      10/25/06   11/25/06             0     5.59%
   5      11/25/06   12/25/06             0     5.59%
   6      12/25/06   01/25/07             0     5.59%
   7      01/25/07   02/25/07   156,655,202     5.59%
   8      02/25/07   03/25/07   144,382,371     5.59%
   9      03/25/07   04/25/07   132,962,850     5.59%
  10      04/25/07   05/25/07   122,360,475     5.59%
  11      05/25/07   06/25/07   112,548,584     5.59%
  12      06/25/07   07/25/07   103,787,657     5.59%
  13      07/25/07   08/25/07    95,356,324     5.59%
  14      08/25/07   09/25/07    87,772,168     5.59%
  15      09/25/07   10/25/07    80,698,025     5.59%
  16      10/25/07   11/25/07    74,182,292     5.59%
  17      11/25/07   12/25/07    68,174,192     5.59%
  18      12/25/07   01/25/08    62,711,519     5.59%
  19      01/25/08   02/25/08    57,664,466     5.59%
  20      02/25/08   03/25/08    53,022,192     5.59%
  21      03/25/08   04/25/08    48,741,593     5.59%
  22      04/25/08   05/25/08    44,804,408     5.59%

                                                FIXED
         BEGINNING     ENDING     NOTIONAL     STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   RATE (%)
------   ---------    -------   -----------   --------
  23      05/25/08   06/25/08   41,196,918      5.59%
  24      06/25/08   07/25/08   37,852,977      5.59%
  25      07/25/08   08/25/08   34,793,457      5.59%
  26      08/25/08   09/25/08   31,987,357      5.59%
  27      09/25/08   10/25/08   29,415,806      5.59%
  28      10/25/08   11/25/08   27,071,947      5.59%
  29      11/25/08   12/25/08   27,071,947      5.59%
  30      12/25/08   01/25/09   27,071,947      5.59%
  31      01/25/09   02/25/09   25,631,039      5.59%
  32      02/25/09   03/25/09   23,865,539      5.59%
  33      03/25/09   04/25/09   22,247,953      5.59%
  34      04/25/09   05/25/09   20,726,221      5.59%
  35      05/25/09   06/25/09   19,369,242      5.59%
  36      06/25/09   07/25/09   18,132,078      5.59%
  37      07/25/09   08/25/09   16,963,877      5.59%
  38      08/25/09   09/25/09   15,938,329      5.59%
  39      09/25/09   10/25/09   15,014,869      5.59%
  40      10/25/09   11/25/09   14,014,010      5.59%
  41      11/25/09   12/25/09   12,902,203      5.59%
  42      12/25/09   01/25/10   11,875,017      5.59%
  43      01/25/10   02/25/10   10,940,764      5.59%

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                       AVAILABLE      AVAILABLE
                       FUNDS CAP      FUNDS CAP
MONTH      DATE      (%) (1), (2)   (%) (1), (3)
-----   ----------   ------------   ------------
   1     8/25/2006       17.05          17.05
   2     9/25/2006        9.42          10.89
   3    10/25/2006        9.74          11.25
   4    11/25/2006        9.43          10.89
   5    12/25/2006        9.74          11.26
   6     1/25/2007        9.43          10.90
   7     2/25/2007        9.43          21.87
   8     3/25/2007       10.03          22.08
   9     4/25/2007        9.43          20.80
  10     5/25/2007        9.63          20.54
  11     6/25/2007        9.43          19.81
  12     7/25/2007        9.64          19.63
  13     8/25/2007        9.43          18.92
  14     9/25/2007        9.43          18.51
  15    10/25/2007        9.66          18.39
  16    11/25/2007        9.44          17.74
  17    12/25/2007        9.67          17.66
  18     1/25/2008        9.44          17.05
  19     2/25/2008        9.44          16.73
  20     3/25/2008        9.95          17.04
  21     4/25/2008        9.44          16.14
  22     5/25/2008        9.69          16.17
  23     6/25/2008        9.44          15.61
  24     7/25/2008        9.70          15.68
  25     8/25/2008        9.44          15.13
  26     9/25/2008        9.44          14.92
  27    10/25/2008        9.71          15.03
  28    11/25/2008        9.44          14.52
  29    12/25/2008        9.71          14.95
  30     1/25/2009        9.44          14.75
  31     2/25/2009        9.44          14.66
  32     3/25/2009       10.31          15.54
  33     4/25/2009        9.45          14.37
  34     5/25/2009        9.72          14.56
  35     6/25/2009        9.45          14.12
  36     7/25/2009        9.72          14.34
  37     8/25/2009        9.45          13.90
  38     9/25/2009        9.45          13.81

                       AVAILABLE      AVAILABLE
                       FUNDS CAP      FUNDS CAP
MONTH      DATE      (%) (1), (2)   (%) (1), (3)
-----   ----------   ------------   ------------
  39    10/25/2009        9.73          14.06
  40    11/25/2009        9.45          13.63
  41    12/25/2009        9.73          13.83
  42     1/25/2010        9.45          13.37
  43     2/25/2010        9.45          13.25
  44     3/25/2010       10.47          12.13
  45     4/25/2010        9.45          10.96
  46     5/25/2010        9.77          11.33
  47     6/25/2010        9.46          10.97
  48     7/25/2010        9.77          11.33
  49     8/25/2010        9.46          10.97
  50     9/25/2010        9.46          10.97
  51    10/25/2010        9.77          11.34
  52    11/25/2010        9.46          10.98
  53    12/25/2010        9.78          11.34
  54     1/25/2011        9.46          10.98
  55     2/25/2011        9.46          10.98
  56     3/25/2011       10.48          12.16
  57     4/25/2011        9.46          10.99
  58     5/25/2011        9.78          11.36
  59     6/25/2011        9.47          10.99
  60     7/25/2011        9.78          11.36
  61     8/25/2011        9.47          11.00
  62     9/25/2011        9.47          11.00
  63    10/25/2011        9.78          11.37
  64    11/25/2011        9.47          11.00
  65    12/25/2011        9.79          11.37
  66     1/25/2012        9.47          11.01
  67     2/25/2012        9.47          11.01
  68     3/25/2012       10.13          11.77
  69     4/25/2012        9.47          11.02
  70     5/25/2012        9.79          11.38
  71     6/25/2012        9.48          11.02
  72     7/25/2012        9.79          11.39
  73     8/25/2012        9.48          11.03
  74     9/25/2012        9.48          11.03
  75    10/25/2012        9.80          11.40
  76    11/25/2012        9.48          11.03

(1) Available Funds Cap for the Class A Notes, Class M Notes and Class B Notes is a per annum rate equal to 12 times the excess of (i) the quotient of (x) the total scheduled interest on the Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period over (ii) the quotient of (x) the Net Swap Payment, and (y) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period

(2) Assumes no losses, 10% optional termination, 30% CPR on collateral and 1 month LIBOR and Prime remain constant at 5.415% and 8.250% respectively.

(3) Assumes no losses, 10% optional termination, 30% CPR on collateral and 1 month LIBOR and Prime remain constant at 5.415% and 8.250% respectively for the first Payment Date, and increase to 20.000% for each Payment Date thereafter.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

                           SENSITIVITY TABLE (TO CALL)

             CPR              10%             20%             30%             40%             50%
      ----------------   -------------   -------------   -------------   -------------   -------------
A-1
            WAL               4.67            2.52            1.23            0.86            0.64
          Mod Durn            3.70            2.17            1.15            0.82            0.62
      Principal Window   Aug06 - Jan21   Aug06 - May16   Aug06 - Nov12   Aug06 - Sep08   Aug06 - Feb08

M-1
            WAL              11.22            6.41            6.24            4.18            3.24
          Mod Durn            8.01            5.17            5.17            3.66            2.91
      Principal Window   Aug12 - Jan21   Aug09 - May16   Apr12 - Nov12   Sep08 - Jan11   Feb08 - Nov09

M-2
            WAL              11.22            6.41            5.36            3.97            2.87
          Mod Durn            7.99            5.17            4.54            3.50            2.61
      Principal Window   Aug12 - Jan21   Aug09 - May16   Feb11 - Nov12   Dec09 - Jan11   Jan09 - Nov09

M-3
            WAL              11.22            6.41            4.93            3.58            2.61
          Mod Durn            7.97            5.16            4.21            3.18            2.39
      Principal Window   Aug12 - Jan21   Aug09 - May16   Oct10 - Nov12   Sep09 - Jan11   Nov08 - Nov09

M-4
            WAL              11.22            6.41            4.77            3.45            2.52
          Mod Durn            7.92            5.14            4.08            3.07            2.31
      Principal Window   Aug12 - Jan21   Aug09 - May16   Jul10 - Nov12   Jun09 - Jan11   Sep08 - Nov09

M-5
            WAL              11.22            6.41            4.65            3.35            2.46
          Mod Durn            7.91            5.13            3.98            2.98            2.25
      Principal Window   Aug12 - Jan21   Aug09 - May16   May10 - Nov12   May09 - Jan11   Aug08 - Nov09

M-6
            WAL              11.22            6.41            4.57            3.28            2.41
          Mod Durn            7.89            5.12            3.91            2.92            2.20
      Principal Window   Aug12 - Jan21   Aug09 - May16   Mar10 - Nov12   Mar09 - Jan11   Jul08 - Nov09

M-7
            WAL              11.22            6.41            4.51            3.22            2.37
          Mod Durn            7.67            5.03            3.81            2.85            2.15
      Principal Window   Aug12 - Jan21   Aug09 - May16   Feb10 - Nov12   Feb09 - Jan11   Jun08 - Nov09

M-8
            WAL              11.22            6.41            4.46            3.19            2.34
          Mod Durn            7.59            4.99            3.75            2.80            2.12
      Principal Window   Aug12 - Jan21   Aug09 - May16   Dec09 - Nov12   Jan09 - Jan11   May08 - Nov09

M-9
            WAL              11.22            6.41            4.43            3.16            2.33
          Mod Durn            7.11            4.78            3.61            2.71            2.07
      Principal Window   Aug12 - Jan21   Aug09 - May16   Dec09 - Nov12   Jan09 - Jan11   May08 - Nov09

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

                         SENSITIVITY TABLE (TO MATURITY)

             CPR              10%             20%             30%             40%             50%
      ----------------   -------------   -------------   -------------   -------------   -------------
A-1
            WAL               4.78            2.66            1.27            0.86            0.64
          Mod Durn            3.74            2.24            1.17            0.82            0.62
      Principal Window   Aug06 - Jan31   Aug06 - Apr23   Aug06 - Aug20   Aug06 - Sep08   Aug06 - Feb08

M-1
            WAL              11.67            6.96            7.88            5.71            4.38
          Mod Durn            8.17            5.45            6.19            4.72            3.79
      Principal Window   Aug12 - Sep29   Aug09 - Jan22   Apr12 - Aug19   Sep08 - Sep16   Feb08 - Feb14

M-2
            WAL              11.66            6.95            5.84            4.31            3.13
          Mod Durn            8.15            5.44            4.83            3.73            2.80
      Principal Window   Aug12 - Feb29   Aug09 - Jul21   Feb11 - Mar19   Dec09 - Aug15   Jan09 - Apr13

M-3
            WAL              11.64            6.95            5.40            3.92            2.86
          Mod Durn            8.12            5.43            4.50            3.42            2.58
      Principal Window   Aug12 - May28   Aug09 - Mar21   Oct10 - Sep18   Sep09 - Apr15   Nov08 - Jan13

M-4
            WAL              11.63            6.95            5.24            3.78            2.77
          Mod Durn            8.07            5.41            4.36            3.30            2.49
      Principal Window   Aug12 - Dec27   Aug09 - Feb21   Jul10 - Jun18   Jun09 - Feb15   Sep08 - Nov12

M-5
            WAL              11.62            6.95            5.11            3.67            2.70
          Mod Durn            8.06            5.40            4.26            3.21            2.43
      Principal Window   Aug12 - Jun27   Aug09 - Feb21   May10 - Mar18   May09 - Nov14   Aug08 - Sep12

M-6
            WAL              11.60            6.95            5.02            3.60            2.64
          Mod Durn            8.03            5.39            4.19            3.14            2.38
      Principal Window   Aug12 - Dec26   Aug09 - Feb21   Mar10 - Nov17   Mar09 - Aug14   Jul08 - Jul12

M-7
            WAL              11.58            6.95            4.95            3.53            2.60
          Mod Durn            7.80            5.28            4.07            3.06            2.33
      Principal Window   Aug12 - May26   Aug09 - Jan21   Feb10 - Jul17   Feb09 - May14   Jun08 - May12

M-8
            WAL              11.56            6.95            4.88            3.48            2.57
          Mod Durn            7.70            5.24            4.00            3.01            2.29
      Principal Window   Aug12 - Sep25   Aug09 - Jan21   Dec09 - Mar17   Jan09 - Feb14   May08 - Mar12

M-9
            WAL              11.53            6.95            4.83            3.44            2.54
          Mod Durn            7.19            4.99            3.83            2.89            2.22
      Principal Window   Aug12 - Feb25   Aug09 - Jan21   Dec09 - Oct16   Jan09 - Nov13   May08 - Dec11

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR. Other assumptions include: (1) prepayment speed at 30% CPR, (2) 0 month lag from default to loss, (3) 100% P&I advancing and (4) triggers fail (i.e., no stepdown):

                                 FORWARD LIBOR
                        ------------------------------
                        35% LOSS   45% LOSS   55% LOSS
                        SEVERITY   SEVERITY   SEVERITY
                        --------   --------   --------
CLASS M-1   CDR Break    75.97%     49.36%     36.05%
            Cum Loss     27.65%     29.20%     30.27%
CLASS M-2   CDR Break    54.70%     37.13%     28.00%
            Cum Loss     23.86%     25.18%     26.10%
CLASS M-3   CDR Break    47.64%     32.98%     25.15%
            Cum Loss     22.31%     23.55%     24.40%
CLASS M-4   CDR Break    40.23%     28.47%     21.99%
            Cum Loss     20.45%     21.58%     22.35%
CLASS M-5   CDR Break    34.57%     24.90%     19.45%
            Cum Loss     18.82%     19.84%     20.56%
CLASS M-6   CDR Break    29.86%     21.84%     17.21%
            Cum Loss     17.27%     18.21%     18.85%
CLASS M-7   CDR Break    25.36%     18.81%     14.94%
            Cum Loss     15.61%     16.43%     17.00%
CLASS M-8   CDR Break    21.79%     16.35%     13.08%
            Cum Loss     14.14%     14.86%     15.36%
CLASS M-9   CDR Break    18.93%     14.33%     11.53%
            Cum Loss     12.84%     13.48%     13.92%

                                 FORWARD CURVES

                                     (GRAPH)
                              (PLOT POINTS TO COME)

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-SL2

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 5.415% and Prime = 8.250%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Notes plus (c) Net Swap Payments, divided by (y) the aggregate principal balance of the Notes as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 30% CPR, (2) no defaults and no losses:

          EXCESS SPREAD IN BPS   EXCESS SPREAD IN BPS
PERIOD       (STATIC LIBOR)         (FORWARD LIBOR)
------    --------------------   --------------------
Avg yr1            467                    463
Avg yr2            485                    488
Avg yr3            531                    531
Avg yr4            503                    501
Avg yr5            502                    493

              EXCESS      1 MONTH    PRIME     EXCESS SPREAD
          SPREAD IN BPS   FORWARD   FORWARD        IN BPS
PERIOD   (STATIC LIBOR)    LIBOR     LIBOR    (FORWARD LIBOR)
------   --------------   -------   -------   ---------------
1              674        5.4150%   8.2500%         674
2              418        5.5177%   8.3527%         409
3              441        5.5256%   8.3606%         433
4              427        5.5091%   8.3441%         419
5              451        5.5469%   8.3819%         440
6              436        5.5331%   8.3681%         426
7              442        5.5129%   8.3479%         442
8              464        5.4927%   8.3277%         464
9              453        5.4646%   8.2996%         452
10             465        5.4609%   8.2959%         465
11             460        5.4596%   8.2946%         460
12             471        5.4245%   8.2595%         471
13             465        5.3974%   8.2324%         465
14             467        5.3826%   8.2176%         468
15             479        5.3716%   8.2066%         480
16             472        5.3591%   8.1941%         473
17             485        5.3458%   8.1808%         487
18             477        5.3340%   8.1690%         480
19             480        5.3215%   8.1565%         483
20             507        5.3090%   8.1440%         511
21             486        5.2972%   8.1322%         490
22             502        5.2856%   8.1206%         507
23             492        5.2725%   8.1075%         498
24             509        5.3196%   8.1546%         513
25             499        5.4220%   8.2570%         499
26             503        5.4210%   8.2560%         502
27             521        5.4220%   8.2570%         521
28             510        5.4203%   8.2553%         510
29             530        5.4207%   8.2557%         530
30             519        5.4197%   8.2547%         519
31             523        5.4178%   8.2528%         523
32             575        5.4183%   8.2533%         575
33             533        5.4170%   8.2520%         533
34             554        5.4164%   8.2514%         554
35             543        5.4149%   8.2499%         543
36             565        5.4299%   8.2649%         565
37             555        5.4493%   8.2843%         553
38             518        5.4491%   8.2841%         517

              EXCESS      1 MONTH    PRIME     EXCESS SPREAD
          SPREAD IN BPS   FORWARD   FORWARD        IN BPS
PERIOD   (STATIC LIBOR)    LIBOR     LIBOR    (FORWARD LIBOR)
------   --------------   -------   -------   ---------------
39             500        5.4500%   8.2850%         499
40             468        5.4491%   8.2841%         466
41             493        5.4506%   8.2856%         491
42             481        5.4491%   8.2841%         479
43             483        5.4476%   8.2826%         481
44             547        5.4484%   8.2834%         545
45             486        5.4482%   8.2832%         484
46             507        5.4471%   8.2821%         505
47             487        5.4459%   8.2809%         485
48             508        5.4798%   8.3148%         503
49             488        5.5238%   8.3588%         479
50             488        5.5247%   8.3597%         480
51             509        5.5263%   8.3613%         501
52             489        5.5270%   8.3620%         480
53             510        5.5292%   8.3642%         501
54             490        5.5292%   8.3642%         481
55             490        5.5285%   8.3635%         481
56             552        5.5303%   8.3653%         544
57             490        5.5307%   8.3657%         481
58             511        5.5310%   8.3660%         502
59             491        5.5308%   8.3658%         481
60             511        5.5340%   8.3690%         502
61             491        5.5379%   8.3729%         481
62             491        5.5383%   8.3733%         481
63             512        5.5377%   8.3727%         503
64             491        5.5370%   8.3720%         482
65             512        5.5379%   8.3729%         503
66             492        5.5365%   8.3715%         482
67             492        5.5351%   8.3701%         483
68             533        5.5356%   8.3706%         524
69             492        5.5339%   8.3689%         483
70             513        5.5334%   8.3684%         504
71             493        5.5323%   8.3673%         483
72             513        5.5684%   8.4034%         502
73             493        5.6147%   8.4497%         477
74             493        5.6131%   8.4481%         478
75             514        5.6135%   8.4485%         499
76             493        5.6138%   8.4488%         478

    Recipients should read the information contained in the Important section following the cover page Notices of this Free Writing Prospectus.